                                                                   Exhibit 10.49

               ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2000-A

                   Class A-1 7.09% Equipment Loan Backed Notes
               Class A-2 Floating Rate Equipment Loan Backed Notes
                   Class B-1 9.00% Equipment Loan Backed Notes
               Class B-2 Floating Rate Equipment Loan Backed Notes

                    -----------------------------------------

                                    INDENTURE

                          Dated as of November 28, 2000

                    -----------------------------------------

                              The Bank of New York,
                         a New York banking corporation,
                                Indenture Trustee

                                TABLE OF CONTENTS

ARTICLE I
      DEFINITIONS AND INCORPORATION BY REFERENCE                               3
      SECTION 1.1       Definitions                                            3

ARTICLE II
      THE NOTES                                                                3
      SECTION 2.1       Form                                                   3
      SECTION 2.2       Execution, Authentication and Delivery                 4
      SECTION 2.3       Temporary Notes                                        5
      SECTION 2.4       Registration; Registration of Transfer
                        and Exchange of Notes                                  5
      SECTION 2.5       Mutilated, Destroyed, Lost or Stolen Notes             7
      SECTION 2.6       Persons Deemed Noteholders                             7
      SECTION 2.7       Payment of Principal and Interest                      8
      SECTION 2.8       Cancellation of Notes                                  9
      SECTION 2.9       Release of Trust Estate                                9
      SECTION 2.10      Book-Entry Notes                                       9
      SECTION 2.11      Notices to Clearing Agency                            10
      SECTION 2.12      Definitive Notes                                      10
      SECTION 2.13      ALER as Noteholder                                    11
      SECTION 2.14      Tax Treatment                                         11
      SECTION 2.15      Restrictions on Transfer                              11
      SECTION 2.16      Rule 144A                                             18

ARTICLE III
      COVENANTS                                                               19
      SECTION 3.1       Payment of Principal and Interest                     19
      SECTION 3.2       Maintenance of Agency Office                          19
      SECTION 3.3       Money for Payments To Be Held in Trust                19
      SECTION 3.4       Existence                                             21
      SECTION 3.5       Protection of Trust Estate; Acknowledgment
                        of Pledge                                             21
      SECTION 3.6       Opinions as to Trust Estate                           22
      SECTION 3.7       Performance of Obligations; Servicing of Loans;
                        Consent to Amendments                                 23
      SECTION 3.8       Negative Covenants                                    24
      SECTION 3.9       Annual Statement as to Compliance                     24
      SECTION 3.10      Consolidation, Merger, etc., of Issuer;
                        Disposition of


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                        Trust Assets                                          25
      SECTION 3.11      Successor or Transferee                               27
      SECTION 3.12      No Other Business                                     27
      SECTION 3.13      No Borrowing                                          27
      SECTION 3.14      Guarantees, Loans, Advances and
                        Other Liabilities                                     27
      SECTION 3.15      Servicer's Obligations                                27
      SECTION 3.16      Capital Expenditures                                  27
      SECTION 3.17      Removal of Administrator                              28
      SECTION 3.18      Restricted Payments                                   28
      SECTION 3.19      Notice of Events of Default                           28
      SECTION 3.20      Further Instruments and Acts                          28
      SECTION 3.21      Indenture Trustee's Assignment of
                        Administrative Loans, Substituted Loans,
                        Warranty Loans and Other Loans                        28
      SECTION 3.22      Representations and Warranties by the
                        Issuer to the Indenture Trustee and the Insurer       29
      SECTION 3.23      Compliance with Laws                                  29
      SECTION 3.24      Indemnity for Liability Claims                        29
      SECTION 3.25      Use of Proceeds                                       30

ARTICLE IV
      SATISFACTION AND DISCHARGE                                              30
      SECTION 4.1       Satisfaction and Discharge of Indenture               30
      SECTION 4.2       Application of Trust Money                            31
      SECTION 4.3       Repayment of Monies Held by Paying Agent              31
      SECTION 4.4       Duration of Position of Indenture Trustee for
                        Benefit of Certificateholders                         32

ARTICLE V
      DEFAULT AND REMEDIES                                                    32
      SECTION 5.1       Events of Default                                     32
      SECTION 5.2       Acceleration of Maturity; Rescission
                        and Annulment                                         33
      SECTION 5.3       Collection of Indebtedness and Suits for
                        Enforcement by Indenture Trustee                      34
      SECTION 5.4       Remedies; Priorities                                  36
      SECTION 5.5       Optional Preservation of the Trust Estate             38
      SECTION 5.6       Limitation of Suits                                   38
      SECTION 5.7       Unconditional Rights of Noteholders To Receive
                        Principal and Interest                                39
      SECTION 5.8       Restoration of Rights and Remedies                    39
      SECTION 5.9       Rights and Remedies Cumulative                        39
      SECTION 5.10      Delay or Omission Not a Waiver                        39


                                       ii
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      SECTION 5.11      [Reserved.]                                           39
      SECTION 5.12      Waiver of Past Defaults                               40
      SECTION 5.13      Undertaking for Costs                                 40
      SECTION 5.14      Waiver of Stay or Extension of Laws                   40
      SECTION 5.15      Action on Notes                                       41
      SECTION 5.16      Performance and Enforcement of Certain
                        Obligations                                           41

ARTICLE VI
      THE INDENTURE TRUSTEE                                                   42
      SECTION 6.1       Duties of Indenture Trustee                           42
      SECTION 6.2       Rights of Indenture Trustee                           43
      SECTION 6.3       Indenture Trustee May Own Notes                       45
      SECTION 6.4       Indenture Trustee's Disclaimer                        45
      SECTION 6.5       Notice of Defaults and Events of Default              45
      SECTION 6.6       Reports by Indenture Trustee to Holders               45
      SECTION 6.7       Compensation; Indemnity                               45
      SECTION 6.8       Replacement of Indenture Trustee                      46
      SECTION 6.9       Merger or Consolidation of Indenture Trustee          47
      SECTION 6.10      Appointment of Co-Indenture Trustee or Separate
                        Indenture Trustee                                     48
      SECTION 6.11      Eligibility; Disqualification                         49
      SECTION 6.12      [Reserved.]                                           50
      SECTION 6.13      Representations and Warranties of Indenture
                        Trustee                                               50
      SECTION 6.14      Indenture Trustee May Enforce Claims Without
                        Possession of Notes                                   51
      SECTION 6.15      Suit for Enforcement                                  51
      SECTION 6.16      Rights of the Controlling Party to
                        Direct Indenture Trustee                              51
      SECTION 6.17      Ambac Policy                                          51

ARTICLE VII
      NOTEHOLDERS' LISTS AND REPORTS                                          52
      SECTION 7.1       Issuer To Furnish Indenture Trustee Names and
                        Addresses of Noteholders.                             52
      SECTION 7.2       Preservation of Information, Communications
                        to Noteholders                                        53
      SECTION 7.3       [Reserved.]                                           53
      SECTION 7.4       Reports by Indenture Trustee                          53

ARTICLE VIII
      ACCOUNTS, DISBURSEMENTS AND RELEASES                                    53
      SECTION 8.1       Collection of Money                                   53


                                      iii
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      SECTION 8.2       Designated Accounts; Payments                         54
      SECTION 8.3       General Provisions Regarding Accounts                 57
      SECTION 8.4       Release of Trust Estate                               57
      SECTION 8.5       Opinion of Counsel                                    58
      SECTION 8.6       Additional Payments to Indenture Trustee
                        and Insurer                                           58

ARTICLE IX
      AMENDMENTS                                                              58
      SECTION 9.1       Amendments Without Consent of Noteholders             58
      SECTION 9.2       Amendments With Consent of Noteholders; Waivers       60
      SECTION 9.3       Execution of Amendments or Waivers                    61
      SECTION 9.4       Effect of Amendments or Waivers                       62
      SECTION 9.5       [Reserved.]                                           62
      SECTION 9.6       Reference in Notes to Amendments and Waivers          62

ARTICLE X
      REDEMPTION OF NOTES                                                     62
      SECTION 10.1      Redemption                                            62
      SECTION 10.2      Form of Redemption Notice                             63
      SECTION 10.3      Notes Payable on Redemption Date                      63

ARTICLE XI
      MISCELLANEOUS                                                           63
      SECTION 11.1      Compliance Certificates and Opinions, etc             63
      SECTION 11.2      Form of Documents Delivered to Indenture Trustee      65
      SECTION 11.3      Acts of Noteholders and the Insurer                   66
      SECTION 11.4      Notices, etc., to Indenture Trustee, Issuer,
                        the Insurer and Rating Agencies                       67
      SECTION 11.5      Notices to Noteholders; Waiver                        67
      SECTION 11.6      Alternate Payment and Notice Provisions               67
      SECTION 11.7      [Reserved.]                                           67
      SECTION 11.8      Effect of Headings and Table of Contents              67
      SECTION 11.9      Successors and Assigns                                68
      SECTION 11.10     Separability                                          68
      SECTION 11.11     Benefits of Indenture                                 68
      SECTION 11.12     Legal Holidays                                        68
      SECTION 11.13     Governing Law                                         68
      SECTION 11.14     Counterparts                                          69
      SECTION 11.15     Recording of Indenture                                69
      SECTION 11.16     No Recourse                                           69
      SECTION 11.17     No Petition                                           69


                                       iv
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      SECTION 11.18     Inspection                                            70
      SECTION 11.19     Assignment                                            70
      SECTION 11.20     Survival of Agreement                                 70


                                       v
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EXHIBITS

Exhibit A-1A    -     Form of Class A-1 Rule 144A Global Note
Exhibit A-1S    -     Form of Class A-1 Temporary Regulation S Global Note
Exhibit A-2A    -     Form of Class A-2 Rule 144A Global Note
Exhibit A-2S    -     Form of Class A-2 Temporary Regulation S Global Note
Exhibit A-3     -     Form of Regulation S Certification
Exhibit B-1     -     Form of Class B-1 Note
Exhibit B-2     -     Form of Class B-2 Note
Exhibit C       -     Form of Note Depository Agreement
Exhibit D       -     Form of Euroclear/Clearstream Certification
Exhibit E       -     Locations of Schedule of Loans
Exhibit F       -     Transfer Certificate for Class A Notes
Exhibit G       -     Transfer Certificate for Class B Notes

            INDENTURE, dated as of November 28, 2000 between ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2000-A, a Delaware business trust (the "Issuer"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee and not in its individual capacity (the "Indenture Trustee").

            Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes, the Insurer and (only to the extent expressly provided herein) the Certificateholders:

                                 GRANTING CLAUSE

            The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Noteholders, the Insurer and (only to the extent expressly provided herein) the Certificateholders (together, the "Beneficiaries") to secure the Issuer's obligations under the Notes and the Basic Documents to which it is a party, all of the Issuer's right, title and interest in, to and under:

      (a) the Initial Loans, and any Substitute Loans and Replacement Loans, without limitation, including all documents and all documents and instruments evidencing or governing the Loans and all related Loan Files, listed and to be listed, as applicable, on the Schedule of Loans which is on file with the Indenture Trustee and all monies paid or payable thereon (including Liquidation Proceeds) on or after or due and payable, but in each case not paid, as of the related Cutoff Date;

      (b) the Equipment, including, without limitation, all security interests therein, granted by Obligors pursuant to the Loans and any other collateral securing the Loans;

      (c) any Insurance Policies and proceeds thereof, and all rights and benefits thereunder with respect to the Equipment and any other collateral securing the Loans;

      (d) with respect to the Loans, any Guaranties and proceeds thereof, and all rights and benefits thereunder;

      (e) the Lockbox and the Lockbox Account and all funds on deposit from time to time in the Lockbox or in the Lockbox Account and all proceeds thereof;

      (f) the Pooling and Servicing Agreement and the other Basic Documents (including all rights of ALER under the Purchase Agreement, the Custodian Agreement and any Assignment, but excluding the Trust Agreement, the Certificates and the documents and certificates executed in connection therewith);

      (g) the Reserve Account and all proceeds thereof including the Initial Reserve Account Deposit and all other amounts, investments and investment property held from time to time in the Reserve Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise);

      (h) the Collection Account and all proceeds thereof including all other amounts, investments and investment property held from time to time in the Collection Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise);

      (i) the Note Distribution Account and all proceeds thereof including all other amounts, investments and investment property held from time to time in the Note Distribution Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise);

      (j) any Warranty Payments and Administrative Purchase Payments;

      (k) the Ambac Policy; and

      (l) all present and future claims, demands, causes and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and loans, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (all of the Issuer's right, title and interest in, to and under the items in (a) through (l) being referred to as the "Trust Estate").

            The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of the Notes of a class equally and ratably without prejudice, priority or distinction, and among the class of Notes in accordance with the priorities set forth herein and to secure compliance with the provisions of this Indenture, all as provided in this Indenture. This Indenture constitutes a security agreement under the UCC.

            The foregoing Grant includes all rights, powers and options (but none of the obligations, if any) of the Issuer under any agreement or instrument included in the Trust Estate, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Loans included in the Trust Estate and all other monies payable under the Trust Estate, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Issuer or otherwise and generally to do and receive anything that the Issuer is or may be entitled to do or receive under or with respect to the Trust Estate.

            The Indenture Trustee, as trustee on behalf of the Noteholders, the Insurer and (only to the extent expressly provided herein) the Certificateholders, acknowledges such Grant and accepts the trusts under this Indenture in accordance with the provisions of this Indenture.

            The pledge of the Trust Estate by the Issuer pursuant to this Indenture does not constitute and is not intended to result in an assumption by the Indenture Trustee, the Insurer or any Noteholder of any obligation of the Issuer, the Servicer, Owner Trustee, or Seller to any Obligor or other Person in connection with the Equipment, the Loans, the Insurance Policies, the Guaranties or any other part of the Trust Estate or any document in the Loan Files other than those obligations specifically set forth in the Basic Documents.

                                    ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

      SECTION 1.1 Definitions. Certain capitalized terms used in this Indenture shall have the respective meanings assigned them in Part I of Appendix A to the Pooling and Servicing Agreement of even date herewith among the Issuer, ALER and ALS (as it may be amended, supplemented or modified from time to time, the "Pooling and Servicing Agreement"). All references herein to "the Indenture" or "this Indenture" are to this Indenture as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in such Appendix A. All references herein to Articles, Sections, subsections and exhibits are to Articles, Sections, subsections and exhibits contained in or attached to this Indenture unless otherwise specified. All terms defined in this Indenture shall have the defined meanings when used in any certificate, notice, Note or other document made or delivered pursuant hereto unless otherwise defined therein. The rules of construction set forth in
Part II of such Appendix A shall be applicable to this Indenture.

                                   ARTICLE II
                                   THE NOTES

      SECTION 2.1 Form.

            Each of the Class A-1 Notes, Class A-2 Notes, Class B-1 Notes and Class B-2 Notes, with the Indenture Trustee's certificate of authentication, shall be substantially in the form set forth in Exhibits A-1A and A-1S, with respect to the Class A-1 Notes, Exhibits A-2A and A-2S with respect to the Class A-2 Notes, and Exhibits B-1 and B-2 with respect to the Class B Notes, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and each such class may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

            The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

            Each Note shall be dated the date of its authentication. The terms of each class of Notes as provided for in Exhibits A-1A, A-1S, A-2A, A-2S, B-1 and B-2 hereto are part of the terms of this Indenture.

            The Class A Notes in substantially the form set forth in Exhibit A-1A and A-2A shall represent the Class A Notes which have been issued and sold to the Initial Purchaser pursuant to the Note Purchase Agreement and resold by the Initial Purchaser in reliance upon the exemption from registration under the Securities Act (the "Rule 144A Global Note").

            The Class A Notes in substantially the form set forth in Exhibits A-1S and A-2S shall initially represent the Class A Notes which have been issued and sold to the Initial Purchaser pursuant to the Note Purchase Agreement and resold by the Initial Purchaser to non-U.S. Persons in reliance upon the exemption from registration under the Securities Act provided by Regulation S (the "Temporary Regulation S Global Notes"). The Temporary Regulation S Global Notes will not be exchangeable for Definitive Notes in any circumstances.

            Interests in the Temporary Regulation S Global Notes may be exchanged in accordance with the terms thereof for interests in the Permanent Regulation S Global Notes not earlier than the day following the last day of the Distribution Compliance Period (the "Exchange Date"). Such exchange shall be made only upon certification as to non-U.S. beneficial ownership as described in
Section 2.02(g) hereof.

            On or before the Exchange Date the Indenture Trustee will execute permanent global notes (the "Permanent Regulation S Global Notes," together with the Rule 144A Global Note and the Temporary Regulation S Global Notes, the "Global Notes") representing Temporary Regulation S Global Notes for each of the Class A-1 Notes and the Class A-2 Notes. The Permanent Regulation S Global Notes will be issued and delivered in exchange for all or part of the interests in the Temporary Regulation S Global Notes of the applicable series upon presentation to the Indenture Trustee through the Clearing Agency by Euroclear and Clearstream of a certification of non-U.S. beneficial ownership, substantially in the form attached to such Temporary Regulation S Global Note.

      SECTION 2.2 Execution, Authentication and Delivery.

            Each Note shall be dated the date of its authentication. Each Class A Note shall be issuable as a registered Note in the minimum denomination of $1,000 and in integral multiples of $1,000 in excess thereof, and each Class B Note shall be issuable as a registered Note in the minimum denomination of $500,000 and in integral multiples of $1,000 in excess thereof (except, in each case if applicable, for one Note representing a residual portion of each class which may be issued in a different denomination).

            The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

            Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such office prior to the authentication and delivery of such Notes or did not hold such office at the date of such Notes.

            The Indenture Trustee shall upon Issuer Order authenticate and deliver to or upon the order of the Issuer, the Notes for original issue in aggregate principal amount of $128,195,000, comprised of (i) Class A-1 Notes in the aggregate principal amount of $71,544,000, (ii) Class A-2 Notes in the aggregate principal amount of $52,517,000, (iii) Class B-1 Notes in the aggregate principal amount of $2,384,000 and (iv) Class B-2 Notes in the aggregate principal amount of $1,750,000. The aggregate principal amount of all Notes outstanding at any time may not exceed $128,195,000 except as provided in
Section 2.5.

            No Notes shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form set forth in Exhibits A-1A, A-1S, A-2A, A-2S, B-1 or B-2, executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

      SECTION 2.3 Temporary Notes.

            Pending the preparation of Definitive Notes, if any, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, such Temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations as are consistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

            If Temporary Notes are issued, the Issuer shall cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the Temporary Notes shall be exchangeable for Definitive Notes upon surrender of the Temporary Notes at the Agency Office without charge to the Noteholder. Upon surrender for cancellation of any one or more Temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so delivered in exchange, the Temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

      SECTION 2.4 Registration; Registration of Transfer and Exchange of Notes.

            The Issuer shall cause to be kept the Note Register, comprising separate registers for each class of Notes, in which, subject to such reasonable regulations as the Issuer may prescribe, the Issuer shall provide for the registration of the Notes and the registration of transfers and exchanges of the Notes. The Indenture Trustee shall initially be the Note Registrar for the purpose of registering the Notes and transfers of the Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor Note Registrar or, if it elects not to make such an appointment, assume the duties of the Note Registrar.

            If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register. The Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

            Upon surrender for registration of transfer of any Note at the Corporate Trust Office of the Indenture Trustee or the Agency Office of the Issuer (and following the delivery, in the former case, of such Notes to the Issuer by the Indenture Trustee), the Issuer shall execute, the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations, of a like aggregate principal amount.

            At the option of the Noteholder, Notes may be exchanged for other Notes of the same class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Indenture Trustee or the Agency Office of the Issuer (and following the delivery, in the former case, of such Notes to the Issuer by the Indenture Trustee), the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

            All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

            Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee and the Note Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office of the Indenture Trustee is located, or by a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require.

            No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Sections 2.3 or 9.6 not involving any transfer.

            The preceding provisions of this Section 2.4 notwithstanding, the Issuer shall not be required to transfer or make exchanges, and the Note Registrar need not register transfers or exchanges, of Notes that: (i) have been selected for redemption pursuant to Article X, if applicable; or (ii) are due for repayment in full within 15 days of submission to the Corporate Trust Office or the Agency Office.

      SECTION 2.5 Mutilated, Destroyed, Lost or Stolen Notes.

            If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon the Issuer's request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of a like class and aggregate principal amount; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable in full, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may make payment to the Holder of such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date, if applicable, without surrender thereof.

            If, after the delivery of a replacement Note or payment in respect of a destroyed, lost or stolen Note pursuant to subsection (a), any bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from (i) any Person to whom it was delivered, (ii) the Person taking such replacement Note from the Person to whom such replacement Note was delivered or (iii) any assignee of such Person, except any bona fide purchaser, and the Issuer and the Indenture Trustee shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

            In connection with the issuance of any replacement Note under this
Section 2.5, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including all fees and expenses of the Indenture Trustee) connected therewith.

            Any duplicate Note issued pursuant to this Section 2.5 in replacement for any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be found at any time or be enforced by any Person, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

            The provisions of this Section 2.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

      SECTION 2.6 Persons Deemed Noteholders. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the Noteholder for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

      SECTION 2.7 Payment of Principal and Interest.

            Interest on each class of Notes shall accrue in the manner set forth in Exhibit A-1A, A-1S, A-2A, A-2S, B-1 or B-2, as applicable, at the applicable Interest Rate for such class, and such interest shall be due and payable on each Distribution Date, regardless of whether funds are available therefor, and shall be paid in accordance with the priorities set forth in Section 8.2, as specified in the form of Note set forth in Exhibits A-1A, A-1S, A-2A, A-2S, B-1 or B-2, as applicable. Any instalment of interest payable on any Note shall be punctually paid or duly provided for by a deposit by or at the direction of the Issuer or the Servicer into the Note Distribution Account on or prior to the applicable Distribution Date for payment to Noteholders on such Distribution Date and shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered in the Note Register on the applicable Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided, however, that, unless and until Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the applicable Record Date in the name of the Note Depository (initially, Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by the Note Depository.

            The principal of each class of Notes shall be due and payable in full on the Final Scheduled Distribution Date for such class and, to the extent of funds available therefor, due and payable in instalments on the Distribution Dates (if any) preceding the Final Scheduled Distribution Date for such class, in the amounts and in accordance with the priorities set forth in Section 8.2(c), (d), (e), (f), (g), (h) or (i) as applicable. All principal payments on each class of Notes shall be made pro rata to the Noteholders of such class entitled thereto. Any instalment of principal payable on any Note shall be punctually paid or duly provided for by a deposit by or at the direction of the Indenture Trustee into the Note Distribution Account prior to the applicable Distribution Date for payment to Noteholders on such Distribution Date and shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered in the Note Register on the applicable Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided, however, that, unless and until Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the Note Depository, payment shall be made by wire transfer in immediately available funds to the account designated by the Note Depository, except for: (i) the final instalment of principal on any Note; and (ii) the Redemption Price for the Notes redeemed pursuant to Section 10.1, which, in each case, shall be payable as provided in
Section 2.7(e) and Section 10.2. The funds represented by any such checks in respect of interest or principal returned undelivered shall be held in accordance with Section 3.3.

            [Reserved.]

            [Reserved.]

            With respect to any Distribution Date on which the final instalment of principal and interest on a class of Notes is to be paid, the Indenture Trustee shall notify each Noteholder of such class of record as of the Record Date for such Distribution Date of the fact that the final instalment of principal of and interest on such Note is to be paid on such Distribution Date. Such notice shall be sent (i) on such Record Date by facsimile, with respect to Book-Entry Notes; and (ii) not later than three Business Days after such Record Date in accordance with Section 11.5(a) with respect to Definitive Notes or Class B Notes, and shall specify that such final instalment shall be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such instalment and the manner in which such payment shall be made. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2. Within sixty days of the surrender pursuant to this Section 2.7(e) or cancellation pursuant to Section 2.8 of all of the Notes of a particular class, the Indenture Trustee shall provide each of the Rating Agencies with written notice stating that all Notes of such class have been surrendered or canceled.

      SECTION 2.8 Cancellation of Notes. All Notes surrendered for payment, redemption, exchange or registration of transfer shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.8, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be returned to it; provided, however, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee. The Indenture Trustee shall certify to the Issuer that surrendered Notes have been duly canceled and retained or destroyed, as the case may be.

      SECTION 2.9 Release of Trust Estate. The Indenture Trustee shall release property from the lien of this Indenture, other than as expressly permitted by Sections 3.21, 8.2, 8.4, and 10.1 of this Indenture and Section 5.05 of the Pooling and Servicing Agreement, only upon receipt of an Issuer Request accompanied by an Officer's Certificate and, if the Insurer is the Controlling Party, with the Insurer's consent, and otherwise solely in accordance with the express provisions of this Indenture.

      SECTION 2.10 Book-Entry Notes. The Class A Notes, upon original issuance, shall be issued in the form of a typewritten Note or Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by or on behalf of the Issuer. Such Class A Note or Class A Notes shall be registered on the Note Register in the name of the Note Depository (initially, Cede & Co.) and no Note Owner shall receive a Definitive Note representing such Note Owner's interest in such Class A Note, except as provided in Section 2.12. Unless and until Definitive Notes have been issued to the Note Owners of the Class A Notes pursuant to Section 2.12:

(a)   the provisions of this Section 2.10 shall be in full force and effect;

(b) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Class A Notes and the giving of instructions or directions hereunder) as the sole holder of the Class A Notes and shall have no obligation to the Note Owners;

(c) to the extent that the provisions of this Section 2.10 conflict with any other provisions of this Indenture, the provisions of this Section 2.10 shall control;

(d) the rights of the Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants and unless and until Definitive Notes are issued pursuant to Section 2.12 for the Class A Notes, the initial Clearing Agency shall make book-entry transfers between the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Class A Notes to such Clearing Agency Participants, pursuant to the Note Depository Agreement; and

(e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Class A Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has (i) received written instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Class A Notes and (ii) has delivered such instructions to the Indenture Trustee.

      SECTION 2.11 Notices to Clearing Agency. Whenever a notice or other communication to the Holders of the Class A Notes is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12 for the Class A Notes, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Class A Notes to the Clearing Agency and shall have no other obligation to the Note Owners.

      SECTION 2.12 Definitive Notes. If (i) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Class A Notes and the Issuer is unable to locate a qualified successor; (ii) the Administrator, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency; or (iii) after the occurrence of an Event of Default or a Servicer Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Notes in book-entry form advise the Clearing Agency and the Indenture Trustee in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Indenture Trustee shall notify all Note Owners and the Clearing Agency of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Class A Note or Class A Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders. The Class B Notes shall at all times be in the form of Definitive Notes.

      SECTION 2.13 ALER as Noteholder. ALER in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its affiliates with the same rights it would have if it were not ALER.

      SECTION 2.14 Tax Treatment. The Issuer in entering into this Indenture, and the Noteholders and the Note Owners, by acquiring any Note or interest therein, (i) express their intention that the Notes qualify under applicable tax law as indebtedness secured by the Trust Estate, and (ii) unless otherwise required by appropriate taxing authorities, agree to treat the Notes as indebtedness secured by the Trust Estate for the purpose of federal income taxes, state and local income and franchise taxes, and any other taxes imposed upon, measured by or based upon gross or net income.

      SECTION 2.15 Restrictions on Transfer.

            (A) The Class A Notes. The Class A Notes shall not be registered under the Securities Act or the securities or "Blue Sky" laws of any other jurisdiction. Consequently, the Class A Notes shall not be transferable other than pursuant to any exemption from the registration requirements of the Securities Act and satisfaction of certain other provisions specified in this
Section 2.15(a). Except for the transfers of the Class A Notes on the Closing Date by the Seller, no sale, pledge or other transfer of any Class A Note (or interest therein) may be made by any Person unless such sale, pledge or other transfer is made (A) to a QIB in a transaction which meets the requirements of Rule 144A, (B) in an offshore transaction in accordance with Rules 903 and 904 of Regulation S, or
(C) pursuant to another exemption available under the Securities Act. In the case of clause (C), the Indenture Trustee shall require (A) that the prospective transferee certify to the Indenture Trustee and the Seller in writing the facts surrounding such transfer and the status of such transferee, which certification shall be substantially in the form of the certificate attached hereto as Exhibit F, and (B) a written opinion of counsel (which shall not be at the expense of the Issuer, the Owner Trustee, the Servicer, the Seller, the Certificateholders or the Indenture Trustee), satisfactory to the Indenture Trustee and the Seller, to the effect that such transfer will not violate the Securities Act. None of the Seller, the Servicer, the Certificateholders, the Issuer, the Owner Trustee or the Indenture Trustee shall be obligated to register any Class A Notes under the Securities Act, qualify any Class A Notes under the securities or "Blue Sky" laws of any state or provide registration rights to any purchaser or holder thereof.

            By accepting and holding a Class A Note, the Holder thereof shall be deemed to have represented and warranted and/or acknowledged and agreed as follows:

            (a) The purchaser is (A) is a QIB, is acquiring the Class A Notes for its own account or for the account of such QIB, and is aware that the sale of the Class A Notes to it is being made in reliance on Rule 144A, or
      (B) is not a U.S. person and is purchasing the notes in an offshore transaction in accordance with Regulation S.

            (b) The Class A Notes have not been and will not be registered under the Securities Act, any state securities or "blue sky" law, and may not be reoffered, resold, pledged or otherwise transferred except to (A) a person whom the seller reasonably believes is a QIB that purchases for its own account or for the account of another QIB and is aware that the sale of the notes to it is being made in reliance on Rule 144A, (B) in an offshore transaction in accordance with Rules 903 and 904 of Regulation S, or (C) pursuant to another exemption available under the Securities Act, and, in each case in accordance with all applicable securities and "Blue Sky" laws of any state of the United States or any other jurisdiction, and the purchaser will, and each subsequent holder is required to, notify any subsequent purchaser of such Class A Note from it of the resale restrictions referred to in this Section 2.15(a).

            (c) The Class A Notes will bear a legend set forth in clause (iii) below.

            (d) The Class A Notes will initially be represented by a beneficial interest in one or more notes for each class deposited with a custodian for and registered in the name of a nominee of The Depository Trust Company and in accordance with the rules of The Depository Trust Company.

            (e) If it is acquiring any Class A Notes as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and that it has full power to make the acknowledgments, representation and agreements contained in this Section 2.15(a) on behalf of such account.

            (f) It represents, warrants and covenants that (A) it is not acquiring such Class A Note with the assets of an "employee benefit plan" subject to Employee Retirement Income Security Act of 1974, as amended, a "plan described in Section 4975(e)(1) of the Code, an entity deemed to hold plan assets of any of the foregoing by reason of investment by an "employee benefit plan" or other "plan" in such entity, or a governmental plan subject to applicable law that is substantially similar to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code or (B) the acquisition and holding of such Class A Note by such purchaser of a Class A Note, throughout the period that it holds such Class A Note, will not result in a non-exempt prohibited transaction under ERISA or
      Section 4975 of the Code (or, in the case of a governmental plan, any substantially similar applicable law).

            (g) It understands that, during the Distribution Compliance Period, a beneficial interest in a Temporary Regulation S Global Note may not be transferred to a U.S. person unless the beneficial interest in the Temporary Regulation S Global Note is exchanged for a beneficial interest in a Rule 144A Global Note, and then only if such exchange occurs in connection with a transfer pursuant to Rule 144A under the Securities Act and the transferor first delivers to the Indenture Trustee a written certificate to the effect that such transfer is being made to a person that the transferor reasonably believes is a QIB purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with all applicable securities laws of all U.S. states and other jurisdictions.

            (h) It understands that beneficial interests in a Rule 144A Global Note may be transferred to a person that takes delivery in the form of an interest in a Temporary Regulation S Global Note, prior to the expiration of the Distribution Compliance Period, only if the transferor first delivers to the Indenture Trustee a written certificate to the effect that such transfer is being made in accordance with Rule 904 of Regulation S under the Securities Act.

            (i) It understands that any beneficial interest in one of the Global Notes that is transferred to a person that takes delivery in the form of an interest in another Global Note will, upon transfer, cease to be an interest in the first such Global Note and will become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to such beneficial interest in such other Global Note for so long as it remains such an interest.

            (j) It acknowledges that the Indenture Trustee will not be required to accept for registration of transfer any notes acquired by it, except upon presentation of evidence satisfactory to the Seller and the Indenture Trustee that the restrictions set forth in this Section 2.15(a) have been complied with.

            (k) It acknowledges that the Seller, the Originator, the Initial Purchaser and others will relay on the truth and accuracy of the acknowledgments, representations and agreements set forth in this Section 2.15(a).

      Each Class A Note shall bear the following legends:

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
      (1) PURSUANT TO RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULES 903 AND 904 OF REGULATION S OR (3) PURSUANT TO ANOTHER EXEMPTION UNDER THE 1933 ACT, AS CONFIRMED BY AN OPINION OF COUNSEL ADDRESSED TO THE INDENTURE TRUSTEE AND THE SELLER WHICH OPINION AND COUNSEL ARE

      SATISFACTORY TO THE INDENTURE TRUSTEE AND THE SELLER, AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTIONS.

      BY ACQUIRING THIS NOTE EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT EITHER (1) IT IS NOT ACQUIRING THIS NOTE WITH THE ASSETS OF AN "EMPLOYEE BENEFIT PLAN" SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ANY ENTITY DEEMED TO HOLD "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR OTHER PLAN'S INVESTMENT IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE OR (2) THE ACQUISITION AND HOLDING OF THIS NOTE BY THE PURCHASER OR TRANSFEREE, THROUGHOUT THE PERIOD THAT IT HOLDS THIS NOTE, WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

            (B) The Class B Notes. The Class B Notes shall not be registered under the Securities or the securities or "Blue Sky" laws of any other jurisdiction. Consequently, the Class B Notes shall not be transferable other than pursuant to an exemption from the registration requirements of the Securities Act and satisfaction of certain other provisions specified in this
Section 2.15(b). Except for the transfers of the Class B Notes on the Closing Date by the Seller, no sale, pledge or other transfer of any Class B Note (or interest therein) may be made by any Person unless such sale, pledge or other transfer is made (A) to a QIB in a transaction which meets the requirements of Rule 144A, (B) through Lehman Brothers Inc. to an Institutional Accredited Investor in a transaction approved by Lehman Brothers Inc. or (C) pursuant to another exemption available under the Securities Act. In each such case, (A) the Indenture Trustee shall require that the prospective transferee certify to the Indenture Trustee and the Seller in writing the facts surrounding such transfer and the status of such transferee, which certification shall be substantially in the form of the certificate attached hereto as Exhibit G, and (B) in the case of sales, pledges and transfers pursuant to clauses (B) or (C) above, the Indenture Trustee shall require a written opinion of counsel (which shall not be at the expense of the Issuer, the Owner Trustee, the Servicer, the Seller, the Certificateholders or the Indenture Trustee), satisfactory to the Indenture Trustee and the Seller, to the effect that such transfer will not violate the Securities Act. None of the Seller, the Servicer, the Certificateholders, the Issuer, the Owner Trustee or the Indenture Trustee shall be obligated to register any Class B Notes under the Securities Act, qualify any Class B Notes under the securities or "Blue Sky" laws of any state or provide registration rights to any purchaser or holder thereof.

            By accepting and holding a Class B Note, the Holder thereof shall be deemed to have represented and warranted and/or acknowledged and agreed as follows:

            (a) It is an Institutional Accredited Investor or, in a transaction pursuant to Rule 144A, is a QIB, is acquiring the Class B Notes for its own account or for the account of such QIB, and is aware that the sale of the notes to it is being made in reliance on Rule 144A.

            (b) The Class B Notes have not been and will not be registered under the Securities Act, any state securities or "Blue Sky" law, and my not be reoffered, resold, pledged or otherwise transferred except (A) to a person whom the seller reasonably believes is a QIB that purchases for its own account or for the account of another QIB and is aware that the sale of the notes to it is being made in reliance on Rule 144A, (B) through Lehman Brothers Inc. to an Institutional Accredited Investor in a transaction approved by Lehman Brothers Inc. or (C) pursuant to another exemption available under the Securities Act, and, in each case in accordance with all applicable securities and "Blue Sky" laws of any state of the United States or any other jurisdiction, and the purchaser will, and each subsequent holder is required to, notify any subsequent purchaser of such note from it of the resale restrictions referred to in this Section 2.15(b).

            (c) The Class B Notes will bear a legend to the effect set forth in clause (iii) below.

            (d) If it is acquiring any notes as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and that it has full power to make the acknowledgments, representations and agreements contained herein on behalf of such account.

            (e) It represents, warrants and covenants that either (A) it is not a Benefit Plan Investor or (B) at the time of acquisition and through the period it holds the Class B Notes (1) it is eligible for and meets the requirements of Department of Labor Prohibited Transaction Transaction Class Exemption 95-60, (2) less than 25% of the assets of such general account are (or represent) assets of a Benefit Plan Investor, and (3) it is not a service provider to the trust, or an affiliate of the foregoing, and would not otherwise be excluded under 29 C.F.R. 2510.3-101(f)(1).

            (f) It represents and warrants that it, or that it is an entity wholly owned (directly or indirectly) by not more than five entities each of which, (i) is properly classified as a

      "corporation" as described in Section 7701(a)(3) of the Code which is created or organized under the laws of the United States, any State thereof or the District of Columbia, (ii) is not an S corporation as described in Section 1361 of the Code and (iii) will not knowingly take any action which will cause it not to be classified as a "corporation".

            (g) It confirms that it has neither acquired nor will it sell, trade or transfer any interest in any Class B Note or cause an interest in any Class B Note to be marketed on or through (i) an "established securities market" within the meaning of Section 7704(b)(1) of the Code and any proposed, temporary or final treasury regulation thereunder, including, without limitation, an over- the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) "secondary market" or "substantial equivalent thereof" within the meaning of Section 7704(b)(2) of the Code and any proposed, temporary or final treasury regulation thereunder, including a market wherein interests in the Class B Notes are regularly quoted by any person making a market in those interests and a market wherein any person regularly quoted by any person making a market in those interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Class B Notes and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others. Any purported transfer, assignment or other conveyance of any Class B Note in contravention of Section 2.15(b)(7) will be null and void ab initio and the purported transferor will continue to be treated as the holder of such Class B Note and the purported transferee will not be recognized as a Class B Noteholder by the Issuer, the Servicer or the Indenture Trustee.

            (h) Notwithstanding the foregoing, at no time will the aggregate number of Private Holders of the Class B Notes exceed 100. Any purported transfer, assignment or other conveyance (including any participation) of the Class B Notes in contravention of the immediately preceding sentence will be null and void ab initio and the purported transferor will continue to be treated as the holder of those Class B Notes and the purported transferee will not be recognized as a Class B Noteholder by the Issuer, the Servicer or the Indenture Trustee. "Private Holder" means each holder of a right to receive interest or principal in respect of any direct or indirect interest in the trust, including any financial instrument or contract the value of which is determined in whole or part by reference to the trust (including the trust's assets, income of the trust or distributions made by the trust), excluding any interest in the trust represented by any series or class of certificates or any other interests as to which the trustee of the trust has received an opinion of counsel to the effect that that series, class or other interest will be treated as debt or otherwise not as an equity interest in either the trust or the receivables for federal income tax purposes (unless that interest is convertible or exchangeable into an interest in the trust or the trust's income or that interest provides for payment of equivalent value). Notwithstanding the immediately preceding sentence, "Private Holder" will also include any other person that the Issuer determines is a "partner" within the meaning of Section 1.7704-1(h)(1)(ii) of the U.S. Treasury Regulations (including by reason of Section 1.7704-1(h)(3)) or any successor provision of law. Any person holding more than one interest in the trust, each of which separately would cause that person to be a Private Holder, will be treated as a single Private Holder. Each holder of an interest in a Private Holder which is a partnership, S Corporation or a grantor trust under the Code will be treated as a Private Holder unless excepted with the consent of the Issuer (which consent will be based on an opinion of counsel generally to the effect that the action taken pursuant to the consent will not cause the trust to become a publicly traded partnership treated as a corporation). Notwithstanding anything to the contrary herein, each Class B Noteholder, and each holder of any class of any series if with respect to such class no opinion is delivered to the effect that the certificates of such class will be treated as debt for federal income tax purposes will be considered to be a Private Holder.

            (i) The purchaser acknowledges that the Indenture Trustee will not be required to accept for registration of transfer any notes acquired by it, except upon presentation of evidence satisfactory to the Seller and the Indenture Trustee that the restrictions set forth in this Section 2.15(b) have been complied with.

            (j) The purchaser acknowledges that the Seller, the Originator, the Placement Agent and others will relay on the truth and accuracy of the acknowledgments, representations and agreements set forth in this Section 2.15(b).

      Each Class B Note shall bear the following legends:

      THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) PURSUANT TO RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) THROUGH LEHMAN BROTHERS INC. TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED UNDER RULE 501(a)(1)-(3), (7) OR IN LIMITED CIRCUMSTANCES (8) UNDER THE 1933
      ACT) IN A TRANSACTION APPROVED BY

      LEHMAN BROTHERS INC. OR (3) PURSUANT TO ANOTHER EXEMPTION UNDER THE 1933 ACT, IN THE CASES OF CLAUSES (2) OR (3), AS CONFIRMED BY AN OPINION OF COUNSEL ADDRESSED TO THE INDENTURE TRUSTEE AND THE SELLER WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE SELLER, AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTIONS.

      BY ACQUIRING THIS NOTE EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT IS EITHER (1) NOT AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF ERISA (WHETHER OR NOT SUBJECT TO ERISA, AND INCLUDING, WITHOUT LIMITATION, FOREIGN OR GOVERNMENT PLANS), A "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR OTHER PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "BENEFIT PLAN INVESTOR") OR (2) AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD IT HOLDS THIS NOTE, (I) IT IS ELIGIBLE FOR AND MEETS THE REQUIREMENTS OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, (II) LESS THAN 25% OF THE ASSETS OF SUCH GENERAL ACCOUNT ARE (OR REPRESENT) ASSETS OF A BENEFIT PLAN INVESTOR, AND (III) IT IS NOT A SERVICE PROVIDER TO THE TRUST, OR AN AFFILIATE OF THE FOREGOING, AND WOULD NOT OTHERWISE BE EXCLUDED UNDER 29 C.F.R. 2510.3-101(F)(1).

      THE CLASS B NOTES ARE NOT GUARANTEED OR INSURED BY A GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

      THE CLASS B NOTES ARE SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A NOTES AS PROVIDED IN THE INDENTURE.

      Any purported transfer, assignment or other conveyance of any Class B Note in contravention of Section 2.15(b)(7) will be null and void ab initio and the purported transferor will continue to be treated as the holder of such Class B Note and the purported transferee will not be recognized as a Class B Noteholder by the Issuer, the Servicer or the Indenture Trustee. In addition, at no time will the aggregate number of Private Holders of the Class B Notes exceed 100. Any purported transfer, assignment or other conveyance (including any participation) of the Class B Notes in contravention of the immediately preceding sentence will be null and void ab initio and the purported transferor will continue to be treated as the holder of those Class B

Notes and the purported transferee will not be recognized as a Class B Noteholder by the Issuer, the Servicer or the Indenture Trustee.

      SECTION 2.16 Rule 144A. The Issuer shall furnish, if it shall have received such information from ALER, upon the request of any Noteholder, to such Noteholder and a prospective purchaser designated by such Noteholder the information required to be delivered under Rule 144A(d)(4) under the 1933 Act if at the time of such request the Issuer is not a reporting company under Section 13 or Section 15(d) of the Exchange Act, and any of the Notes are "restricted securities" within the meaning of Rule 144(a)(3) under the 1933 Act at such time.

                                   ARTICLE III
                                    COVENANTS

      SECTION 3.1 Payment of Principal and Interest . The Issuer shall duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. On each Distribution Date and on the Redemption Date (if applicable), the Indenture Trustee shall distribute amounts on deposit in the Note Distribution Account to the Noteholders in accordance with Sections 2.7 and 8.2, less amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal. Any amounts so withheld shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

      SECTION 3.2 Maintenance of Agency Office. As long as any of the Notes remains outstanding, the Issuer shall maintain in the Borough of Manhattan, the City of New York, an office (the "Agency Office"), being an office or agency where Notes may be surrendered to the Issuer for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints Harris Trust Company to serve as its agent for the foregoing purposes. The Issuer shall give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of the Agency Office. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

      SECTION 3.3 Money for Payments To Be Held in Trust.

            As provided in Section 8.2, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Distribution

Account pursuant to Section 8.2 shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Note Distribution Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.3.

            Before each Distribution Date or the Redemption Date (if applicable), the Indenture Trustee shall deposit in the Note Distribution Account an aggregate sum sufficient to pay the amounts then becoming due with respect to the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto.

            The Issuer shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and the Insurer an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Paying Agent shall:

(a) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(b) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(c) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(d) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent in effect at the time of determination; and

(e) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

            The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Subject to applicable laws with respect to escheat of funds, and, if the Insurer is the Controlling Party, with the prior written consent of the Insurer, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid by the Indenture Trustee to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such payment, may at the expense of the Issuer cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed and that, after a date specified therein, which shall neither be less than 30 days nor more than six months from the date of such publication, the Issuer shall be entitled to all unclaimed funds and other assets which remain subject hereto, and the Indenture Trustee upon written direction from the Servicer (a copy of which shall be provided by the Indenture Trustee to the Insurer) shall transfer such funds to the Issuer and shall be discharged of any responsibility for such funds and the Noteholders shall look only to the Issuer for payment; provided, further, that if such money or any portion thereof had been previously deposited by the Insurer with the Indenture Trustee for the payment of principal or interest on the Notes, to the extent any amounts are owing to the Insurer, such amounts shall be paid promptly to the Insurer upon receipt by the Indenture Trustee of a written request from the Insurer and the Holder of such Note shall thereafter, as an unsecured creditor look only, first, to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer) and then to the Insurer (but then only to the extent of the amounts so paid to the Insurer). The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such payment (including, but not limited to, mailing notice of such payment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

      SECTION 3.4 Existence. Except as otherwise permitted by Section 3.10, the Issuer shall keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer shall keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Trust Estate and each other instrument or agreement included in the Trust Estate.

      SECTION 3.5 Protection of Trust Estate; Acknowledgment of Pledge. The Issuer intends the security interest Granted pursuant to this Indenture to be prior to all other Liens in the respect of the Trust Estate and the Issuer shall take all actions necessary to obtain and maintain in favor of the Indenture Trustee for the benefit of the Beneficiaries a first lien on and a first priority perfected security interest in the Trust Estate except for Exempt Collateral. The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, amendments thereto, continuation statements, assignments, certificates, instruments of further assurance and other instruments, and shall take such other action as may be determined to be necessary or advisable in an Opinion of Counsel to the Owner Trustee delivered to the Indenture Trustee to:

(a) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Indenture Trustee for the benefit of the Beneficiaries of this Indenture or carry out more effectively the purposes hereof including by making the necessary filings of financing statements or amendments thereto within thirty days after the occurrence of any of the following: (A) any change in the Issuer's name, (B) any change in the location of the Issuer's principal place of business and (C) any merger or consolidation or other change in the Issuer's identity or organizational structure and by promptly notifying the Indenture Trustee of any such filings;

(b) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(c) enforce the rights of the Indenture Trustee, the Insurer and the Noteholders in any of the Trust Estate;

(d) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, the Insurer and the Noteholders in such Trust Estate against the claims of all Persons and parties; or

(e) grant more effectively to the Indenture Trustee the security interest in all or any portion of the Trust Estate,

and the Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument which may be necessary, desirable or required by the Indenture Trustee pursuant to this Section 3.5; provided, however, that the Issuer shall not be required to file financing statements with respect to any Exempt Collateral.

      SECTION 3.6 Opinions as to Trust Estate.

            On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Insurer an Opinion of Counsel, in form and substance reasonably acceptable to the Indenture Trustee and the Insurer, either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any amendments hereto and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements as are necessary to perfect and make effective the lien and security interest in favor of the Indenture Trustee for the benefit of the Beneficiaries created by this Indenture covering such portions of the Trust Estate and such matters of law as are customary in similar transactions, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

            On or before April 15 in each calendar year, beginning April 15, 2001, the Issuer shall furnish to the Indenture Trustee and the Insurer an Opinion of Counsel, in form and substance reasonably acceptable to the Indenture Trustee and the Insurer, either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any amendments hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the lien and security interest created by this Indenture, covering the matters covered by the opinion given pursuant to Section 3.6(a) above and such other matters of law (including changes in law dealing with perfection and priority of liens) as are customary in similar transactions. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any amendments hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements with respect to the Trust Estate consistent with the opinion provided pursuant to Section 3.6(a) above and such other matters of law as are customary in similar transactions that will, in the opinion of such counsel, be required to maintain the lien and security interest (except with respect to Exempt Collateral) of this Indenture until April 15 in the following calendar year.

      SECTION 3.7 Performance of Obligations; Servicing of Loans; Consent to Amendments.

            The Issuer shall not take any action and shall use its reasonable efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as otherwise expressly provided in the Basic Documents or such other instrument or agreement.

            The Issuer may contract with other Persons, subject to, if the Insurer is the Controlling Party, the Insurer's consent, to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Insurer in the Basic Documents or an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted (with the consent of the Insurer) with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

            The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed under the terms of this Indenture, the Pooling and Servicing Agreement and the Purchase Agreement in accordance with and within the time periods provided for herein and therein.

            If the Issuer shall have knowledge of the occurrence of a Servicer Default, the Issuer shall promptly notify the Indenture Trustee, the Insurer and the Rating Agencies thereof, and shall specify in such notice the response or action, if any, the Issuer has taken or is taking with respect of such Servicer Default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Pooling and Servicing Agreement with respect to the Loans, the Issuer and the Indenture Trustee shall take all reasonable steps available to them pursuant to the Pooling and Servicing Agreement to remedy such failure.

            Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that it shall not, without the prior written consent of the Indenture Trustee and, if the Insurer is the Controlling Party, the Insurer, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, any of the Basic Documents or the terms thereof or any portion of the Trust Estate other than those specifically permitted through the action of the Servicer under Section 3.07(c) of the Pooling and Servicing Agreement, or waive timely performance or observance by the

Servicer or ALER under the Pooling and Servicing Agreement or the Purchase Agreement, the Administrator under the Administration Agreement or ALS under the Purchase Agreement; provided, however, that, notwithstanding the foregoing, no action specified in the proviso to Section 9.2 shall be taken except in compliance with Section 9.2. If any such amendment, modification, supplement, termination, waiver or surrender shall be so consented to by the Indenture Trustee and, if the Insurer is the Controlling Party, the Insurer, the Issuer agrees, promptly following a request by the Indenture Trustee or, so long as the Insurer is the Controlling Party, the Insurer to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee or, so long as the Insurer is the Controlling Party, the Insurer may deem necessary or appropriate in the circumstances.

      SECTION 3.8 Negative Covenants. So long as any Notes are Outstanding, or the Ambac Policy is outstanding or any amounts are owed to the Insurer under the Insurance Agreement, the Issuer shall not:

(a) except as directed by the Controlling Party, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, except the Issuer may (i) collect, liquidate, sell or otherwise dispose of Loans (including Warranty Loans, Administrative Loans and Defaulted Loans), (ii) make cash payments out of the Designated Accounts and the Certificate Distribution Account and (iii) take other actions, in each case solely as expressly permitted by the Basic Documents;

(b) claim any credit on, or make any deduction from the principal or interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

(c) voluntarily commence any insolvency, readjustment of debt, marshaling of assets and liabilities or other proceeding, or apply for an order by a court or agency or supervisory authority for the winding-up or liquidation of its affairs or any other event specified in Section 5.1(f); or

(d) either (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other similar liens that arise by operation of law, in each case on Equipment and arising solely as a result of an action or omission of the related Obligor), (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate (other than with respect to (x) any such tax, mechanics' or other similar liens and (y) Exempt Collateral) or (iv) so long as the Insurer is the Controlling Party, amend or modify the provisions of the other Basic Documents without the consent of the Insurer.

      SECTION 3.9 Annual Statement as to Compliance. The Issuer shall deliver to the Indenture Trustee and the Insurer, with a copy to each of the Rating Agencies and the Initial Purchaser, on or before April 15 of each year, beginning April 15, 2001, an Officer's Certificate signed by an Authorized Officer, dated as of the immediately preceding December 31, stating that:

(a) a review of the activities of the Issuer during such fiscal year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

(b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied in all material respects with all conditions and covenants under this Indenture and has fulfilled in all material respects all of its obligations under this Indenture throughout such year, or, if there has been a default in such compliance of any such condition or covenant or in the fulfillment of any such obligation, specifying each such default known to such Authorized Officer and the nature and status thereof. A copy of such certificate may be obtained by any Noteholder by a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture Trustee.

      SECTION 3.10 Consolidation, Merger, etc., of Issuer; Disposition of Trust Assets.

            The Issuer shall not consolidate or merge with or into any other Person unless:

(a) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an amendment hereto, executed and delivered to the Indenture Trustee and the Insurer in form satisfactory to the Indenture Trustee and, if the Insurer is the Controlling Party, the Insurer, the due and timely payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(b) immediately after giving effect to such merger or consolidation, no Default or Event of Default or Portfolio Trigger shall have occurred and be continuing;

(c) the Rating Agency Condition shall have been satisfied with respect to such transaction and such Person for each then outstanding class of Notes;

(d) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been completed; and

(e) the Issuer shall have delivered to the Indenture Trustee and the Insurer an Officer's Certificate stating that such consolidation or merger and such amendment comply with this Section 3.10;

(f) the Issuer shall have delivered to the Indenture Trustee and the Insurer an Opinion of Counsel stating that such consolidation or merger and such amendment shall have no material adverse tax consequence to the Issuer or any Securityholder; and

(g) if the Insurer is the Controlling Party, the Insurer shall have in its sole discretion consented to such merger or consolidation.

            Except as otherwise expressly permitted by this Indenture or the other Basic Documents, the Issuer shall not sell, convey, exchange, transfer or otherwise dispose of any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

(a) the Person that acquires such properties or assets of the Issuer (A) shall be a United States citizen or a Person organized and existing under the laws of the United States of America or any State and (B) by an amendment hereto, executed and delivered to the Indenture Trustee and the Insurer, in form satisfactory to the Indenture Trustee and, if the Insurer is the Controlling Party, the Insurer:

            (i) expressly assumes the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

            (ii) expressly agrees that all right, title and interest so sold, conveyed, exchanged, transferred or otherwise disposed of shall be subject and subordinate to the rights of Noteholders; and

            (iii) unless otherwise provided in such amendment, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes;

            (iv) immediately after giving effect to such transaction, no Default or Event of Default or Portfolio Trigger shall have occurred and be continuing;

            (v) the Rating Agency Condition shall have been satisfied with respect to such transaction and such Person for each then outstanding class of Notes;

            (vi) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

            (vii) the Issuer shall have delivered to the Indenture Trustee and the Insurer an Officer's Certificate stating that such sale, conveyance, exchange, transfer or disposition and such amendment comply with this
      Section 3.10;

            (viii) the Issuer shall deliver to the Indenture Trustee and the Insurer an Opinion of Counsel stating that such sale, conveyance, exchange, transfer or disposition and such amendment have no material adverse tax consequence to the Issuer or to any Noteholders or Certificateholders; and

            (ix) if the Insurer is the Controlling Party, the Insurer in its sole discretion shall have consented to such sale, conveyance, exchange, transfer or disposition.

      SECTION 3.11 Successor or Transferee.

            Upon any consolidation or merger of the Issuer in accordance with
Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

            Upon a sale, conveyance, exchange, transfer or disposition of all the assets and properties of the Issuer pursuant to Section 3.10(b), the Issuer shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Securityholders immediately upon the delivery of written notice to the Indenture Trustee and the Insurer from the Person acquiring such assets and properties stating that the Issuer is to be so released.

      SECTION 3.12 No Other Business. The Issuer shall not engage in any business or activity other than acquiring, holding and managing the Trust Estate and the proceeds therefrom in the manner contemplated by the Basic Documents, issuing the Securities, making payments on the Securities and such other activities that are necessary, suitable, desirable or convenient to accomplish the foregoing or are incidental thereto, as set forth in Section 2.3 of the Trust Agreement.

      SECTION 3.13 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness for money borrowed other than the Notes or in accordance with the Basic Documents.

      SECTION 3.14 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

      SECTION 3.15 Servicer's Obligations. The Issuer shall use its best efforts to cause the Servicer to comply with its obligations under Sections 3.10, 4.01 and 4.02 of the Pooling and Servicing Agreement.

      SECTION 3.16 Capital Expenditures. The Issuer shall not make any expenditure (whether by long-term or operating lease or otherwise) for capital assets (either real, personal or intangible property) other than the purchase of the Loans and other property and rights from ALER pursuant to the Pooling and Servicing Agreement.

      SECTION 3.17 Removal of Administrator. So long as any Notes are Outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition for each class of Notes then outstanding shall have been satisfied in connection with such removal and, if the Insurer is the Controlling Party, the Insurer shall have consented thereto.

      SECTION 3.18 Restricted Payments. Except for payments of principal or interest on or redemption of the Notes as expressly permitted pursuant to this Indenture, so long as any Notes are Outstanding, the Ambac Policy is outstanding or any amounts are owed to the Insurer under the Insurance Agreement, the Issuer shall not, directly or indirectly:

(a) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise, in each case with respect to any ownership or equity interest or similar security in or of the Issuer or to the Servicer;

(b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or similar security; or

(c)   set aside or otherwise segregate any amounts for any such purpose;

provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, ALER, the Insurer, the Indenture Trustee, the Owner Trustee and the Certificateholders solely to the extent expressly permitted by, and to the extent funds are available for such purpose under, the Pooling and Servicing Agreement, the Trust Agreement or the other Basic Documents. The Issuer shall not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with the Basic Documents.

      SECTION 3.19 Notice of Events of Default. The Issuer agrees to give the Indenture Trustee, the Insurer and the Rating Agencies prompt written notice but in any event no later than within 2 Business Days (with a copy to the Initial Purchaser), if it has knowledge thereof, of any Default, Event of Default, Early Payout Event, Servicer Default, each default on the part of ALER or ALS of its respective obligations under the Pooling and Servicing Agreement and the Purchase Agreement.

      SECTION 3.20 Further Instruments and Acts. Upon request of the Indenture Trustee or, so long as the Insurer is the Controlling Party, the Insurer, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

      SECTION 3.21 Indenture Trustee's Assignment of Administrative Loans, Substituted Loans, Warranty Loans and Other Loans. Upon receipt of (a) the Administrative Purchase Payment or the Warranty Payment with respect to an Administrative Loan or Warranty Loan, (b) a Substitute Loan with respect to a Warranty Loan, provided all conditions to the Substitute Loans have been satisfied in full under the Basic Documents, (c) payment in full of the outstanding Loan Balance of plus accrued interest on any Loan and any other amounts due and owing in connection therewith upon prepayment by an obligor in accordance with Section 3.03 of the Pooling and Servicing Agreement or (d) the proceeds upon the sale or other disposition by the Servicer of any Defaulted Loan or the collateral securing such Defaulted Loan in accordance with Section
3.04 of the Pooling and Servicing Agreement, the Indenture Trustee shall assign, without recourse, representation or warranty to the Servicer, the Warranty Purchaser or the purchaser of such Defaulted Loan or the collateral securing such Defaulted Loan, as applicable, all of the Indenture Trustee's right, title and interest in and to such repurchased or replaced Loan, all monies due thereon, the security interest in the related Equipment and any accessions thereto, any Insurance Policies and any proceeds arising thereafter with respect to such Loan, any Guaranties and any proceeds arising thereafter with respect to such Loan and the interests of the Indenture Trustee in certain rebates of premiums and other amounts relating to the

Insurance Policies and any documents relating thereto, such assignment being an assignment outright and not for security; and the Servicer, ALER, the Warranty Purchaser or other purchaser, as applicable, shall thereupon own such Loan, and all such security and documents, free of any further obligation to the Indenture Trustee or the Securityholders with respect thereto.

      SECTION 3.22 Representations and Warranties by the Issuer to the Indenture Trustee and the Insurer. The Issuer hereby represents and warrants to the Indenture Trustee and the Insurer as of the Closing Date, each Repurchase Date and each Substitution Date as follows:

            Good Title. No Loan has been sold, transferred, assigned or pledged by the Issuer to any Person other than the Indenture Trustee; immediately prior to the conveyance of the Loans pursuant to this Indenture, the Issuer had good and marketable title thereto, free of any Lien; and, upon execution and delivery of this Indenture by the Issuer, the Indenture Trustee shall have all of the right, title and interest of the Issuer in, to and under the Trust Estate, free of any Lien; and

            All Filings Made. The Loans and the Equipment constitute Code Collateral. All filings necessary under the UCC or other applicable laws in any jurisdiction to give the Indenture Trustee a first priority perfected security interest in the Trust Estate other than Exempt Collateral have been made. Each Loan is secured by Equipment.

      SECTION 3.23 Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Basic Document.

      SECTION 3.24 Indemnity for Liability Claims. The Issuer shall indemnify, defend and hold harmless the Indenture Trustee, the Noteholders and the Insurer (which shall include any of their respective directors, employees, officers and agents) against and from any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, repossession or operation of the Equipment (other than a loss in value thereof) or imposed on or asserted against the Issuer or otherwise arising out of or based on the arrangements created by this Indenture to the extent not paid by the Servicer pursuant to Section 7.01 of the Pooling and Servicing Agreement and solely to the extent that funds are available for such purpose pursuant to Section 8.2 of this Agreement; provided further that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under this Section
3.24 and that any such indemnified party agrees that it shall not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Issuer pursuant to Section 4.1, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

      SECTION 3.25 Use of Proceeds. The Issuer shall use the proceeds from the sale of the Notes solely to fund the acquisition of the Loans, to fund the Reserve Account, to make capital contributions and to pay expenses related to the transactions contemplated hereby.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

      SECTION 4.1 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes and the Insurer except as to: (i) rights of registration of transfer and exchange; (ii) substitution of mutilated, destroyed, lost or stolen Notes; (iii) rights of Noteholders to receive payments of principal thereof and interest thereon and the rights of the Insurer to receive any premium or reimbursement under the Ambac Policy and the Insurance Agreement; (iv) Sections 3.2, 3.3, 3.4, 3.5, 3.7, 3.8, 3.10, 3.11,
3.12, 3.13, 3.14, 3.16, 3.19, 3.20, 3.21 and 3.24; (v) the rights, obligations and immunities of the Indenture Trustee and the Insurer hereunder (including the rights of the Indenture Trustee and the Insurer under Section 6.7 and the obligations of the Indenture Trustee under Sections 4.2 and 4.4); and (vi) the rights of Noteholders and the Insurer as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, if:

either:

(a) all Notes theretofore authenticated and delivered (other than (A) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (B) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation and the Ambac Policy has been terminated and has been returned to the Insurer and all amounts due to the Insurer under the Insurance Agreement have been paid in full; or

(b) all Notes not theretofore delivered to the Indenture Trustee for cancellation:

      (A)   have become due and payable,

      (B) will be due and payable on their respective Final Scheduled Distribution Dates within one year, or

      (C) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (A), (B) or (C) of subsection 4.1(a)(2) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are due and payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire unpaid principal and accrued interest on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Scheduled Distribution Dates for such Notes or the Redemption Date for such Notes (if such Notes are to be called for redemption pursuant to Section 10.1(a)), as the case may be;

(c) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer and all amounts due and payable to the Insurer under the Insurance Agreement, Ambac Policy, hereunder or the other Basic Documents; and

(d) the Issuer has delivered to the Indenture Trustee and the Insurer an Officer's Certificate of the Issuer and an Opinion of Counsel each meeting the applicable requirements of Section 11.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

      SECTION 4.2 Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Sections 3.3 and 4.1 shall be held in trust and applied by it in accordance with the provisions of the Notes and this Indenture to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes or the Insurer for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest or other amounts due and payable under the Basic Documents; but such monies need not be segregated from other funds except to the extent required herein or in the Pooling and Servicing Agreement or by applicable law.

      SECTION 4.3 Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to each class of Notes, all monies then held by any Paying Agent other than the Indenture Trustee under the provisions of this

Indenture with respect to each such class of Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to
Section 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

      SECTION 4.4 Duration of Position of Indenture Trustee for Benefit of Certificateholders. Notwithstanding (i) the earlier payment in full of all principal and interest due to the Noteholders under the terms of Notes of each class, (ii) the cancellation of such Notes pursuant to Section 2.8, (iii) payment in full of all amounts due and payable to the Insurer, (iv) the cancellation and termination of the Ambac Policy and (v) the discharge of the Indenture Trustee's duties hereunder with respect to such Notes and the Insurer, the Indenture Trustee shall continue to act in the capacity as Indenture Trustee hereunder for the benefit of the Certificateholders, and the Indenture Trustee, for the benefit of the Certificateholders shall comply with its obligations under Sections 5.01(a), 8.02 and 8.03 of the Pooling and Servicing Agreement, as appropriate, until such time as all distributions in respect of the Certificates hereunder have been paid in full.

                                    ARTICLE V
                              DEFAULT AND REMEDIES

      SECTION 5.1 Events of Default. For the purposes of this Indenture, "Event of Default" wherever used herein, means any one of the following events:

(a) failure to pay any interest on the Class A Notes or the Class B Notes, as and when the same becomes due and payable, regardless of whether funds are available to make such payments, and such failure shall continue unremedied for a period of three (3) Business Days; or

(b) except as set forth in Section 5.1(c), failure to pay any instalment of the principal of any Note or premium on the Ambac Policy as and when the same becomes due and payable or the failure to make any distribution of Available Amount on the Distribution Date (other than to the Certificateholders) if funds are available to make such distribution, and such failure shall continue unremedied for a period of three (3) Business Days; or

(c) failure to pay in full the outstanding principal balance of any class of Notes by the Final Scheduled Distribution Date for such class of Notes; or

(d) default in the observance or performance in any material respect of any covenant or agreement of the Issuer or the Seller (other than a covenant or agreement, a default in the observance or performance of which is specifically dealt with elsewhere in this Section 5.1), or any representation or warranty of the Issuer or the Seller made in this Indenture, the Pooling and Servicing Agreement or the Ambac Policy or the other Basic Documents or any other writing delivered pursuant hereto or in connection herewith, proving to have been incorrect in any material respect as of the time when the same shall have been made, which failure materially and adversely affects the rights of the Noteholders or the Insurer, and such default shall continue or not be cured for a period of thirty (30) days after the earlier of (x) the date on which written notice of such failure required by the situation to be remedied giving rise to such failure shall have been given to the Issuer or the Seller, as applicable, by the Indenture Trustee, the Insurer or any Noteholder or (y) the date on which the Issuer or the Seller, as applicable, has actual knowledge of such failure, or should, in the exercise of reasonable diligence, have become knowledgeable; or

(e) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Seller or the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Seller or the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's or Seller's affairs, and such decree or order shall remain unstayed and in effect for a period of sixty
      (60) consecutive days; or

(f) the commencement by the Issuer or the Seller of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer or the Seller to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer or the Seller to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or the Seller or for any substantial part of the Trust Estate, or the making by the Issuer or the Seller of any general assignment for the benefit of creditors, or the failure by the Issuer or the Seller generally to pay its debts as such debts become due, or the taking of action by the Issuer or the Seller in furtherance of any of the foregoing; or

(g) a circumstance in which the Issuer or the Seller becomes an investment company or is required to be registered under the Investment Company Act of 1940; or

(h) the termination of the Servicer pursuant to Section 8.02 of the Pooling and Servicing Agreement or the bankruptcy or insolvency of the Servicer; or

(i) the failure of the Indenture Trustee to have a first priority perfected security interest in the Trust Estate except with respect to (i) Exempt Collateral and (ii) other collateral not exceeding 2.0% of the Aggregate Initial Loan Balance.

            The Issuer shall deliver to the Indenture Trustee and the Insurer, within three (3) Business Days after learning of the occurrence thereof, written notice in the form of an Officer's Certificate of any Default under Section 5.1(d), its status and what action the Issuer is taking or proposes to take with respect thereto.

      SECTION 5.2 Acceleration of Maturity; Rescission and Annulment.

            If an Event of Default should occur and be continuing, then and in every such case, unless the principal amount of the Notes shall have already become due and payable, the Indenture Trustee (i) if the Insurer is the Controlling Party, (A) acting at the written direction of the Insurer, shall or
(B) with the consent of the Insurer, may, or (ii) if the Insurer is not the Controlling Party, may, declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (with a copy to the Insurer, the Rating Agencies, the Initial Purchaser and the Noteholders) setting forth the Event or Events of Default, and upon any such declaration the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon (excluding any Carryover Amounts) through the date of acceleration, shall become immediately due and payable.

            At any time after such declaration of acceleration of maturity of the Notes has been made and before a sale of the Trust Estate or a judgment or decree for payment of the money due thereunder has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Controlling Party, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences with respect to the Notes; provided, that no such rescission and annulment shall extend to or affect any subsequent or other Default or Event of Default or impair any right consequent thereto; and provided further, that if the Indenture Trustee, if the Insurer is the Controlling Party, acting at the direction of or with the consent of the Insurer, shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission and annulment or for any other reason, or such proceedings shall have been determined adversely to the Indenture Trustee, then and in every such case, the Indenture Trustee, the Issuer, the Insurer and the Noteholders, as the case may be, shall be restored to their respective former positions and rights hereunder, and all rights, remedies and powers of the Indenture Trustee, the Issuer, the Insurer and the Noteholders, as the case may be, shall continue as though no such proceedings had been commenced.

      SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

            The Issuer covenants that if there shall occur an Event of Default under Section 5.1 which has not been waived pursuant to Section 5.12, in addition to the rights available under Section 5.4, the Issuer shall, upon demand of the Indenture Trustee or, if the Insurer is the Controlling Party upon demand of the Indenture Trustee at the direction of the Controlling Party, pay to the Indenture Trustee, for the benefit of the Noteholders and the Insurer in accordance with their respective outstanding principal amounts or other amounts owed, whether at the Final Scheduled Distribution Date or otherwise, the entire amount then due and payable on the Notes for principal and interest, with interest through the date of such payment on the overdue principal amount of each class of Notes, at the rate applicable to such class of Notes, all sums paid or advanced by or otherwise owed to the Insurer, together with interest, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and the Insurer and their respective agents and counsel.

            If the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, (i) if the Insurer is the Controlling Party (A) at the direction of the Insurer, shall or (B) with the consent of the Insurer, may or (ii) if the Insurer is not the Controlling Party, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the monies adjudged or decreed to be payable.

            If an Event of Default occurs and is continuing, the Indenture Trustee, as more particularly provided in Section 5.4, (i) if the Insurer is the Controlling Party (A) at the direction of the Insurer, shall or (B) with the consent of the Insurer, may or (ii) if the Insurer is not the Controlling Party, may, proceed to protect and enforce its rights and the rights of the Noteholders and the Insurer, by such appropriate Proceedings as the Insurer, if the Insurer is the Controlling Party, or the Indenture Trustee, if the Insurer is not the Controlling Party, shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by applicable law.

            If there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(a) to file and prove a claim or claims for the entire amount of the unpaid principal and interest owing in respect of the Notes or otherwise owed hereunder and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee, the Insurer (including, in each case, any claim for reasonable compensation to the Indenture Trustee and each predecessor trustee, the Insurer, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor trustee and the Insurer, except as a result of gross negligence or bad faith) and of the Noteholders allowed in such Proceedings; unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes and the Insurer in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and the Insurer and of the Indenture Trustee on their behalf; and

(c) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee, the Insurer or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by the Insurer and each of such Noteholders to make payments to the Indenture Trustee, and, if the Indenture Trustee shall consent to the making of payments directly to the Insurer or such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor trustee, except as a result of gross negligence or bad faith.

            Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of the Insurer or any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Insurer, the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of the Insurer or any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

            All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor trustee, the Insurer and their respective agents and attorneys, shall be for the benefit of the Noteholders and the Insurer in the order of priority set forth in
Section 8.2 of the Indenture.

            In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent the Insurer and all the Noteholders, and it shall not be necessary to make the Insurer and any Noteholder a party to any such Proceedings.

      SECTION 5.4 Remedies; Priorities.

            If an Event of Default shall have occurred and be continuing and the Notes have been accelerated under Section 5.2(a), the Indenture Trustee (i) if the Insurer is the Controlling Party (A), at the direction of the Insurer, shall or (B) with the consent of the Insurer, may or (ii) if the Insurer is not the Controlling Party, may do one or more of the following (subject to Section 5.5):

(a) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then due and payable on the Notes or under this Indenture with respect thereto, whether by declaration of acceleration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

(b) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

(c) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee, the Insurer and the Noteholders; and

(d) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law or elect to have the Issuer maintain possession of the Loans and continue to apply collections on such Loans as if there had been no declaration of acceleration; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default and acceleration of the Notes, unless (A)
      (1) if the Insurer is the Controlling Party, the Insurer and the Holders of all of the aggregate Outstanding Amount of the Class B Notes which are not Affiliates of the Issuer consent thereto or (2) if the Insurer is not the Controlling Party, the Holders of all of the aggregate Outstanding Amount of the Notes consent thereto, or (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full the principal of and the accrued interest (without regard to the Carryover Amount) on the Notes as of the date of such sale or liquidation or (C) (i) there has been an Event of Default under Section 5.1(a), (b) or
      (c) or otherwise arising from a failure to make a required payment of principal on any Notes, (ii) the Indenture Trustee or the Controlling Party determines that it is unlikely the Trust Estate will continue to provide sufficient funds for the payment of principal of and interest on the Notes as and when they would have become due if the Notes had not been declared due and payable, (iii) the Indenture Trustee obtains the consent of the Controlling Party and (iv) the Trust Estate is sold in a commercially reasonable sale within the meaning of the UCC. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee or the Controlling Party may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

            If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out or deposit such money or property in the following order:

      FIRST: to the Indenture Trustee for amounts due under Section 6.7; and

      SECOND: to the Collection Account, for distribution pursuant to Section
8.2 of the Indenture.

      SECTION 5.5 Optional Preservation of the Trust Estate. If the Notes have been declared to be due and payable under Section 5.2(a) following an Event of Default and such declaration and its consequences have not been rescinded and annulled in accordance with Section 5.2(b), the Indenture Trustee (i) if the Insurer is the Controlling Party (A) at the direction of the Insurer, shall or (B) with the consent of the Insurer, may or (ii) if the Insurer is not the Controlling Party, may take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee or the Controlling Party may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action (with costs so incurred reimbursable pursuant to Section 6.7 of the Indenture or the other Basic Documents).

      SECTION 5.6 Limitation of Suits. No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(a) such Person has previously given written notice to the Indenture Trustee of a continuing Event of Default;

(b) such Person has made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(c) such Person or Persons have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

(d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings;

(e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by any member of the Controlling Party; and

(f)   such Person is the Controlling Party or is a member of the Controlling
      Party;

it being understood and intended that no Holder or Holders of Notes shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of the Insurer or any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders of Notes or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable (on the basis of the respective aggregate amount of principal and interest, respectively, due and unpaid on the Notes held by each Noteholder) and common benefit of all Noteholders. For the protection and enforcement of the provisions of this Section 5.6, each and every Noteholder and the Insurer shall be entitled to such relief as can be given either at law or in equity.

            If the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, neither being the Controlling Party, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

            So long as the Insurer is the Controlling Party, nothing in this
Section 5.6 shall inhibit the right of the Insurer to institute suit or any Proceeding for the enforcement of this Indenture.

      SECTION 5.7 Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, if applicable, on or after the Redemption Date) and to institute suit, with the written consent of the Insurer if the Insurer is the Controlling Party, for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

      SECTION 5.8 Restoration of Rights and Remedies. If the Indenture Trustee, the Insurer or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee, the Insurer or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee, the Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally to their respective former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Insurer and the Noteholders shall continue as though no such Proceeding had been instituted.

      SECTION 5.9 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Insurer or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Insurer or to the

Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Insurer or by the Noteholders, as the case may be, subject, however, to the right of the Insurer, if the Insurer is the Controlling Party, to control any such right and remedy.

      SECTION 5.11 [Reserved.]

      SECTION 5.12 Waiver of Past Defaults.

            Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2(a), the Controlling Party may waive any past Default or Event of Default and its consequences except a Default or Event of Default (i) in the payment of principal of or interest on any of the Notes or
(ii) , unless such consent shall have been obtained, in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee, the Insurer and the Noteholders shall be restored to their respective former positions and rights hereunder; but no such waiver shall extend to or affect any subsequent or other Default or Event of Default or impair any right consequent thereto.

            Upon any such waiver, such Default or Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising from such Default shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture and for purposes of Section 8.01(b) of the Pooling and Servicing Agreement; but no such waiver shall extend to or affect any subsequent or other Default or Event of Default or impair any right consequent thereto.

      SECTION 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any Proceeding for the enforcement of any right or remedy under this Indenture, or in any Proceeding against the Indenture Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to:

(a) any Proceeding instituted by the Indenture Trustee or, if the Insurer is the Controlling Party, the Insurer;

(b) any Proceeding instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes; or

(c) any Proceeding instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective maturity dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

      SECTION 5.14 Waiver of Stay or Extension of Laws. The Issuer covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, that may adversely affect the covenants or the performance of this Indenture. The Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee or the Insurer, if the Insurer is the Controlling Party, but shall suffer and permit the execution of every such power as though no such law had been enacted.

      SECTION 5.15 Action on Notes. The Indenture Trustee's and the Insurer's, if the Insurer is the Controlling Party, right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Insurer or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee or the Insurer against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.4(b).

      SECTION 5.16 Performance and Enforcement of Certain Obligations.

            Promptly following a request from the Indenture Trustee or, if the Insurer is the Controlling Party, the Insurer to do so and at the Administrator's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee or, if the Insurer is the Controlling Party, the Insurer may request to compel or secure the performance and observance by the Administrator, ALER and the Servicer, as applicable, of their respective obligations to the Issuer under or in connection with the Basic Documents or by the Insurer of its obligations under or in connection with the Insurance Agreement and the Ambac Policy in connection with the terms thereof or by ALS of its obligations under or in connection with the Purchase Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Basic Documents, to the extent and in the manner directed by the Indenture Trustee or, if the Insurer is the Controlling Party, the Insurer, including the transmission of notices of default on the part of ALER, the Servicer, the Insurer or ALS thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by ALER, the Servicer or ALS of each of their respective obligations under the Pooling and Servicing Agreement and the Purchase Agreement or the other Basic Documents and by the Insurer under the Insurance Agreement and the Ambac Policy.

            If an Event of Default has occurred and is continuing, the Indenture Trustee (i) if the Insurer is the Controlling Party (A) at the direction of the Insurer, shall or (B) with the consent of the Insurer, may or (ii) if the Insurer is not the Controlling Party, may exercise all rights, remedies, powers, privileges and claims of the Issuer against ALER or the Servicer under or in connection with Basic Documents, including the right or power to take any action to compel or secure performance or observance by ALER or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Basic Documents, and any right of the Issuer to take such action shall be suspended.

            [Reserved.]

            If an Event of Default has occurred and is continuing, the Indenture Trustee (i) if the Insurer is the Controlling Party (A) at the direction of the Insurer, shall or (B) with the consent of the Insurer, may or (ii) if the Insurer is not the Controlling Party, may exercise all rights, remedies, powers, privileges and claims of ALER against ALS under or in connection with the Basic Documents, including the right or power to take any action to compel or secure performance or observance by ALS of each of its obligations to ALER thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Basic Documents, and any right of ALER to take such action shall be suspended.

            If an Insurer Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Controlling Party shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Insurer under or in connection with the Ambac Policy, including the right or power to take any action to compel or secure performance or observance by the Insurer of each of its obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Ambac Policy, and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI
                             THE INDENTURE TRUSTEE

      SECTION 6.1 Duties of Indenture Trustee.

            If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            Except during the continuance of an Event of Default:

(a) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the Pooling and Servicing Agreement and no implied covenants or obligations shall be read into this Indenture, the Pooling and Servicing Agreement or any other Basic Document against the Indenture Trustee; and

(b) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture, provided, however that the Indenture Trustee shall examine the certificates and opinions, specifically contemplated herein, to determine whether or not they conform to any applicable requirements of this Indenture.

            The Indenture Trustee shall not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

(a)   this Section 6.1(c) does not limit the effect of Section 6.1(b);

(b) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

(c) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.16.

            The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

            Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Pooling and Servicing Agreement.

            No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

            Every provision of this Indenture relating to the Indenture Trustee shall be subject to the provisions of this Section 6.1.

            The Indenture Trustee shall promptly notify the Insurer (with a copy to the Initial Purchaser) upon obtaining actual knowledge or receipt of written notice by a Responsible Officer of the Indenture Trustee of any (a) proposed change herein or supplement hereto; (b) the occurrence of any Default, Event of Default, Early Payout Event or Servicer Default actually known to a Responsible Officer of the Indenture Trustee; (c) any proposed change of the Indenture Trustee hereunder; (d) any matter to be put to the Noteholders for a vote hereunder; (e) any proposed exercise by the Noteholders of any option, vote, right, power or the like hereunder; and (f) any other matter, notice of which is required hereunder to be given to any of the Noteholders by the Indenture Trustee.

      SECTION 6.2 Rights of Indenture Trustee.

            The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in the document.

            Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate from the Issuer or an Opinion of Counsel that such action or omission is required or permissible hereunder. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel.

            The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

            The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute wilful misconduct, negligence or bad faith.

            The Indenture Trustee may consult with counsel of its own selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(a) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture or the Insurer, unless the Indenture Trustee shall have security or indemnity reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(b) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney at the sole cost of the Issuer and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

(c)   [reserved];

(d) the Indenture Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Indenture Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Indenture Trustee at the Corporate Trust Office of the Indenture Trustee, and such notice references the Notes and this Indenture; and

(e) the rights, privileges, protections, immunities and benefits given to the Indenture Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Indenture Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

      SECTION 6.3 Indenture Trustee May Own Notes. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer, the Servicer or any of their respective Affiliates with the same rights it would have if it were not Indenture Trustee; provided, however, that the Indenture Trustee shall comply with Sections 6.10 and 6.11. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights.

      SECTION 6.4 Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

      SECTION 6.5 Notice of Defaults and Events of Default. If a Default or Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder and the Insurer notice of the Default or Event of Default within 30 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice to any Noteholder if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

      SECTION 6.6 Reports by Indenture Trustee to Holders. The Indenture Trustee shall deliver to each Noteholder and the Insurer the information and documents set forth in Article VII, and, in addition, all such information with respect to the Notes as may be required, as requested in writing by the Servicer, to enable such Holder to prepare its federal and state income tax returns.

      SECTION 6.7 Compensation; Indemnity.

            The Issuer shall cause the Servicer pursuant to the Pooling and Servicing Agreement to pay to the Indenture Trustee from time to time such compensation for its services as shall be agreed upon from time to time in writing. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall cause the Servicer pursuant to the Pooling and Servicing Agreement to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall cause the Servicer pursuant to the Pooling and Servicing Agreement to indemnify the Indenture Trustee in accordance with Section 7.01 of the Pooling and Servicing Agreement.

            The Issuer's obligations to the Indenture Trustee pursuant to this
Section 6.7 shall survive the discharge of this Indenture and the resignation or removal of any Indenture Trustee. When the Indenture Trustee incurs expenses after the occurrence of a Default or Event of Default specified in Section 5.1(e) or (f) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

      SECTION 6.8 Replacement of Indenture Trustee.

            The Indenture Trustee may at any time give notice of its intent to resign by so notifying the Issuer and the Insurer; provided, however, that no such resignation shall become effective and the Indenture Trustee shall not resign prior to the time set forth in Section 6.8(c). The Controlling Party may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. Such resignation or removal shall become effective in accordance with Section 6.8(c). The Issuer (i) if the Insurer is the Controlling Party (A) at the direction of the Insurer, shall or (B) with the consent of the Insurer, may or (ii) if the Insurer is not the Controlling Party, may remove the Indenture Trustee if:

(a)   the Indenture Trustee fails to comply with Section 6.11;

(b)   the Indenture Trustee is adjudged bankrupt or insolvent;

(c) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

(d)   the Indenture Trustee otherwise becomes incapable of acting.


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

            If the Indenture Trustee gives notice of its intent to resign or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint and designate a successor Indenture Trustee, which, if the Insurer is the Controlling Party, shall be acceptable to the Insurer. If the Issuer fails to appoint a successor Indenture Trustee within 30 days, the Insurer, if the Insurer is the Controlling Party, may designate a successor Indenture Trustee which the Issuer shall appoint.

            A successor Indenture Trustee shall deliver a written acceptance of its appointment and designation to the retiring Indenture Trustee, the Insurer and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders, the Insurer and to each of the Rating Agencies. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

            If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee gives notice of its intent to resign or is removed, the retiring Indenture Trustee, the Issuer or the Controlling Party at the expense of the Issuer may petition any court of competent jurisdiction for the appointment and designation of a successor Indenture Trustee provided that, if the Insurer is the Controlling Party, any successor Indenture Trustee shall be acceptable to the Insurer.

            If the Indenture Trustee fails to comply with Section 6.11, any Noteholder or the Insurer may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee provided that, if the Insurer is the Controlling Party, any successor Indenture Trustee shall be acceptable to the Insurer.

            Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.8, the Issuer's obligations under Section 6.7 and the Servicer's corresponding obligations under the Pooling and Servicing Agreement shall continue for the benefit of the retiring Indenture Trustee.

            The Issuer (i) if the Insurer is the Controlling Party (A) at the direction of the Insurer, shall or (B) with the consent of the Insurer, may or
(ii) if the Insurer is not the Controlling Party, may remove the Indenture Trustee for (i) gross negligence, bad faith or willful misconduct or (ii) failure or unwillingness to perform its duties under the Indenture.

            Upon acceptance of appointment by a successor Indenture Trustee as provided in this Section 6.8, the Servicer shall mail notice of the succession of such Indenture Trustee hereunder to the Beneficiaries (with a copy to the Initial Purchaser). If the Servicer fails


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

to mail such notice within 10 days after acceptance of appointment by such successor Indenture Trustee, then the successor Indenture Trustee shall cause such notice to be mailed at the expense of the Servicer.

      SECTION 6.9 Merger or Consolidation of Indenture Trustee.

            Any corporation into which the Indenture Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee under this Indenture; provided, however, that such corporation shall be eligible under the provisions of Section 6.11, without the execution or filing of any instrument or any further act on the part of any of the parties to this Indenture, anything in this Indenture to the contrary notwithstanding. Following such merger or consolidation, the successor Indenture Trustee shall mail a notice of such merger or consolidation to each of the Rating Agencies and the Insurer (with a copy to the Initial Purchaser).

            If at the time such successor or successors by merger or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee. In all such cases such certificate of authentication shall have the same full force as is provided anywhere in the Notes or herein with respect to the certificate of authentication of the Indenture Trustee.


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

      SECTION 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

            Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate or any Equipment may at the time be located, the Indenture Trustee shall have the power and may, if the Insurer is the Controlling Party, with the consent of the Insurer, not to be unreasonably withheld, and, if the Insurer is the Controlling Party, at the direction of the Controlling Party shall, execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders and (only to the extent expressly provided herein) the Certificateholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee, or, if the Insurer is the Controlling Party, the Insurer, may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under
Section 6.8. The appointment of any co-trustee or separate trustee shall not relieve the Indenture Trustee of any of its obligations hereunder.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(b) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(c) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

            Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

            Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      SECTION 6.11 Eligibility; Disqualification.

            The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition, (unless waived by Moody's Investors Service) it shall have a long term unsecured debt rating of Baa3 or better by Moody's Investors Service and it shall be domiciled in the United States.

            If a Default or Event of Default occurs and is continuing, and the Indenture Trustee is deemed to have a conflicting interest as a result of acting as trustee for both the Class A Notes and the Class B Notes, the Issuer shall appoint a successor Indenture Trustee for one or both of such classes, so that there will be separate Indenture Trustees for the Class A Notes and the Insurer, on the one hand, and the Class B Notes on the other. No such event shall alter the voting rights of the Class A Noteholders or Class B Noteholders under this Indenture or any other Basic Document. However, so long as any amounts remain unpaid with respect to the Class A Notes, only the Indenture Trustee for the Class A Noteholders and the Insurer will have the right to exercise remedies under this Indenture (but subject to the express provisions of Section 5.4 and to the right of the Class B Noteholders to receive their share of any proceeds of enforcement, subject to the subordination of the Class B Notes to the Class A Notes as described herein) to make deposits to and withdrawals from the Designated Accounts, hold Designated Account Property and to make distributions to Noteholders from the Note Distribution Account. Upon repayment of the Class A Notes and the Insurer in full and cancellation of the Ambac Policy, all rights to exercise remedies under the Indenture will transfer to the Indenture Trustee for the Class B Notes.


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

            In the case of the appointment hereunder of a successor Indenture Trustee with respect to any class of Notes, the Issuer, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such class of Notes shall execute and deliver an amendment hereto wherein the successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of the class to which the appointment of such successor Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of each class as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the retiring Indenture Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such amendment shall constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the execution and delivery of such amendment the resignation or removal of the retiring Indenture Trustee shall become effective to the extent provided therein.

      SECTION 6.12 [Reserved.]

      SECTION 6.13 Representations and Warranties of Indenture Trustee. The Indenture Trustee represents and warrants as of the Closing Date that:

(a) the Indenture Trustee is a New York banking corporation duly organized, validly existing and in good standing under the laws of the State of New York, is duly authorized and licensed under applicable laws to conduct the business it is presently conducting and the eligibility requirements set forth in Section 6.11 are satisfied with respect to the Indenture Trustee;

(b) the Indenture Trustee has full power, authority and legal right to execute, deliver and perform this Indenture and any other Basic Document to which it is a party or is bound by, and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture;

(c) the execution, delivery and performance by the Indenture Trustee of this Indenture and the other Basic Documents to which it is a party or is bound by (i) shall not violate any provision of any law or regulation governing the banking and trust powers of the Indenture Trustee or any order, writ, judgment or decree of any court, arbitrator, or governmental authority applicable to the Indenture Trustee or any of its assets, (ii) shall not


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

      violate any provision of the corporate charter or by-laws of the Indenture Trustee or (iii) to the best of its knowledge without independent investigation, shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust Estate pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have a materially adverse effect on the Indenture Trustee's performance or ability to perform its duties under this Indenture or on the transactions contemplated in this Indenture;

(d) the execution, delivery and performance by the Indenture Trustee of this Indenture and any other Basic Document to which it is a party or is bound by shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the banking and corporate trust activities of the Indenture Trustee; and

(e) this Indenture and any other Basic Document to which the Indenture Trustee is a party has been duly executed and delivered by the Indenture Trustee and constitutes the legal, valid and binding agreement of the Indenture Trustee, enforceable in accordance with its terms.

      SECTION 6.14 Indenture Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as Indenture Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Insurer, the Noteholders and (only to the extent expressly provided herein) the Certificateholders in respect of which such judgment has been obtained.

      SECTION 6.15 Suit for Enforcement. If an Event of Default shall occur and be continuing, the Indenture Trustee (i) if the Insurer is the Controlling Party, (A) at the direction of the Insurer, shall or (B) with the consent of the Insurer, may or (ii) if the Insurer is not the Controlling Party, may, in each case subject to the provisions of Section 6.1, proceed to protect and enforce its rights and the rights of the Noteholders and the Insurer under this Indenture by a Proceeding whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted in this Indenture or for the enforcement of any other legal, equitable or other remedy as the Indenture Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee, the Insurer or the Noteholders.


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

      SECTION 6.16 Rights of the Controlling Party to Direct Indenture Trustee. The Controlling Party shall have the right to direct in writing the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided, however, that subject to Section 6.1, the Indenture Trustee shall have the right to decline to follow any such direction if the Indenture Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Indenture Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would be illegal or subject it to personal liability or be unduly prejudicial to the rights of Noteholders not parties to such direction; and provided, further, that nothing in this Indenture shall impair the right of the Indenture Trustee to take any action deemed proper by the Indenture Trustee and which is not inconsistent with such direction by the Controlling Party.

      SECTION 6.17 Ambac Policy. If a Responsible Officer of the Indenture Trustee at any time has actual knowledge that there will not be sufficient available moneys in the Lockbox Account, Collection Account, Reserve Account and Noteholders Distribution Account to make any required payment of principal on the Final Scheduled Distribution Date for a Series of Class A Notes and interest to the Class A Noteholders on the applicable Distribution Date as set forth on the related Servicer's Certificate, the Indenture Trustee shall immediately notify the Insurer or its designee by telephone, promptly confirmed in writing by overnight mail or facsimile transmission, of the amount of such deficiency. On each Determination Date, the Indenture Trustee shall determine from the related Servicer's Certificate with respect to the immediately following Distribution Date the Insured Amount, if any. If the Indenture Trustee determines that an Insured Amount would exist, the Indenture Trustee shall complete a notice in the form of Exhibit A to the Ambac Policy and submit such notice to the Insurer no later than 12:00 noon New York City time on the second Business Day preceding such Payment Date as a claim for payment in an amount equal to the Insured Amount. Upon receipt of any Insured Payment from the Insurer, the Indenture Trustee shall deposit such amount into the Note Distribution Account for distribution to the Class A Noteholders. The Indenture Trustee shall keep a complete and accurate record of all Ambac Policy proceeds deposited into the Note Distribution Account and the allocation of such funds to payment of interest on and principal paid in respect of any Class A Note.

            In addition, if a Responsible Officer of the Indenture Trustee has actual knowledge through a written notice that any of the Class A Noteholders have been required to disgorge payments of principal or interest on the Class A Note pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes a voidable preference to such Holders within the meaning of any applicable bankruptcy laws and in accordance with the Ambac Policy, then the Indenture Trustee shall notify the Insurer or its designees of such fact in accordance with the Ambac Policy, shall comply with the provisions of the Ambac Policy to obtain payment


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

by the Insurer of such avoided payment. Such notice shall be in addition to the procedures set forth in the Ambac Policy for making a claim under the Ambac Policy.

            To the extent that the Insurer makes payments, directly or indirectly, on account of principal of or interest on the Class A Notes, the Insurer shall be subrogated to the rights of the Holders of the Class A Notes to receive distributions of principal and interest in accordance with the terms hereof.

            Notwithstanding any other provision of this Indenture or the other Basic Documents, the Indenture Trustee shall be entitled to enforce on behalf of the Class A Noteholders the obligations of the Insurer under the Ambac Policy.

            The parties hereto, and the Noteholders, by virtue of purchasing the Notes, grant to the Insurer, for so long as it is the Controlling Party, exclusive exercise of any right to vote or consent, or the like available to the Class A Noteholders hereunder, except for rights given to the Class A Noteholders under clauses (i), (iv) and (v) to the proviso to Section 9.2(a).

            The Indenture Trustee shall surrender the Ambac Policy to the Insurer for cancellation upon the expiration or cancellation of the Ambac Policy in accordance with the terms thereof or upon satisfaction of the conditions specified in 4.1(a) other than termination and return of the Ambac Policy.

                                   ARTICLE VII
                         NOTEHOLDERS' LISTS AND REPORTS

      SECTION 7.1 Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer shall furnish or cause to be furnished by the Servicer to the Indenture Trustee (a) not more than five days before each Distribution Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of the close of business on the Record Date, and (b) at such other times as the Indenture Trustee may request in writing, within 14 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished. In addition, so long as the Ambac Policy is outstanding, the Indenture Trustee, upon written request of the Insurer, shall furnish to the Insurer a copy of the list of Noteholders


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

      SECTION 7.2 Preservation of Information, Communications to Noteholders.

            The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

      SECTION 7.3 [Reserved.]

      SECTION 7.4 Reports by Indenture Trustee.

            On each Distribution Date, the Indenture Trustee shall include with each payment to each Noteholder and to the Insurer a copy of the statement for the related Monthly Period as required pursuant to Section 4.09 of the Pooling and Servicing Agreement.

                                  ARTICLE VIII
                      ACCOUNTS, DISBURSEMENTS AND RELEASES

      SECTION 8.1 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Pooling and Servicing Agreement and the other Basic Documents. Except as otherwise expressly provided in this Indenture or in Article III of the Pooling and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee (i) if the Insurer is the Controlling Party (A) at the direction of the Insurer, shall or (B) with the consent of the Insurer, may or
(ii) if the Insurer is not the Controlling Party, may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim an Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.


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

      SECTION 8.2 Designated Accounts; Payments.

            On or prior to the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Securityholders, the Designated Accounts and the Lockbox Account as provided in Articles IV and V of the Pooling and Servicing Agreement.

            On or prior to each Determination Date, the Issuer shall cause the Servicer to make the calculations as provided in Section 4.06 of the Pooling and Servicing Agreement.

            Subject to the provisions of Sections 5.4(b) and 8.2(e), (f), (g),
(h) and (i), on each Distribution Date after the Closing Date, with respect to each series of Notes and the related Pool of Loans, the Servicer shall instruct the Indenture Trustee to make the following distributions in the following order of priority to the extent of the Available Amount for the related Monthly Period for that Pool:

      (1) to the Servicer, the Monthly Advance Reimbursement Amount and any amounts necessary to reimburse it for advances made by it to the Lockbox Bank pursuant to the Lockbox Agreement to reimburse the Lockbox Bank for amounts transferred to the Issuer in error for the related Pool;

      (2) to the Servicer, the Total Servicing Fee and the Supplemental Servicing Fee (but only to the extent such Supplemental Servicing Fees have been collected) for the related Pool;

      (3) to the extent not paid by the Servicer, to the Owner Trustee, the Custodian, the Backup Servicer and the Indenture Trustee, payment of their respective fees, on a pro rata basis;

      (4) to the Insurer, the portion of the premium with respect to the Ambac Policy payable on such Distribution Date, or any preceding Distribution Date to the extent not previously paid, for the related Pool;

      (5) to the extent not paid by the Servicer, to the Custodian, the Indenture Trustee, the Backup Servicer and the Insurer, or by the initial Servicer to a successor Servicer, payment of reimbursable expenses and indemnities limited to no more than $50,000 for each such Person accrued following the Closing Date;

      (6) to the Holders of Class A Notes of that Series, the Class A Noteholders' Interest Distributable Amount for the Class A Notes of that Series;

      (7) to the Holders of Class B Notes of that Series, the Class B Noteholders' Interest Distributable Amount for the Class B Notes of that Series;

      (8) to the Holders of Class A Notes of that Series, the Class A Noteholders' Principal Distributable Amount for the Class A Notes of that Series (or, if the Notes have been declared due and payable following the occurrence of an Event of Default, the outstanding principal balance of such Series of Class A Notes);

      (9) to the extent not paid by funds from the other Pool, the amounts payable pursuant to items (1) through (8) above with respect to the other Series of Notes and the other Pool;

      (10) to the Insurer, reimbursement for any prior draws made on the Ambac Policy for which the Insurer has not been reimbursed previously and interest on such amounts as described in the Insurance Agreement, and any Reimbursement Amounts or other unpaid amounts, first, with respect to that Series of Notes and, second, with respect to the other Series of Notes;

      (11) first, to the Holders of Class B Notes of that Series, the Class B Noteholders' Principal Distributable Amount for the Class B Notes of that Series and, second, to the Holders of Class B Notes of the other Series, to the extent not paid by funds from the other Pool, the Class B Noteholders' Principal Distributable Amount for the Class B Notes of the other Series (or, if the Notes have been declared due and payable following the occurrence of an Event of Default, in each case, the outstanding principal balance of such Series of Class B Notes);

      (12) to the Reserve Account, the amount, if any, necessary to increase the amount on deposit in the Reserve Account to the Specified Reserve Account Balance;

      (13) to the Person such amounts are owed, to the extent not paid pursuant to clause (5) above, any other amounts, including any indemnity payments, payable by the Issuer to the Custodian, the Backup Servicer, the Indenture Trustee or the Servicer on a pro rata basis, based on amounts of such payments owed;

      (14) first, to the Holders of the Class A-2 Notes, the Class A-2 Carryover Amount and, second, to the Holders of the Class B-2 Notes, the Class B-2 Carryover Amount; and

      (15) to the Certificateholder, any remaining amounts together with the Certificateholders' Distributable Amount.

            Any amounts payable to the Noteholders shall be deposited into the Note Distribution Account prior to payment to the Noteholders and shall be paid to the Noteholders from the Note Distribution Account. Any amounts payable to the Certificateholders may be paid directly to the Certificateholders, or may be deposited into the Certificate Distribution Account for distribution to the Certificateholders.

            If the Available Amount is insufficient to make the entire distributions required by clauses (6) through (8) and clause (11), the Indenture Trustee shall withdraw available funds from the Reserve Account to the extent available and necessary to make the distributions required by clauses (6) through (8) and clause (11) and shall apply those funds in the order of priority set forth above. In the event that the available funds in the Reserve Account are insufficient to complete all of the distributions required by clauses (6) through (8) and clause (11) for both Series of Notes, the Indenture Trustee will apply the funds from the Reserve Account in the order of priority set forth above pro rata between the two Series based on the amount of the insufficiency.

            If the Available Amount and the funds available from the Reserve Account, the Lockbox Account, the Collection Account and the Note Distribution Account to pay such amounts are insufficient to satisfy the entire distributions required by clause (6) and, on the Final Scheduled Distribution Date for a Series of Class A Notes, the outstanding principal amount of such Class A Notes, the Indenture Trustee shall make a claim on the Ambac Policy to the extent necessary to make those distributions and will apply the funds received to make those distributions.

            If an Early Payout Event has occurred and is continuing and the Notes have not been accelerated, all amounts that would otherwise be payable pursuant to clauses (11), (14) or (15) will be payable as principal to the Holders of the Class A Notes of that Series until paid in full and then to the Holders of the Class A Notes of the other Series until paid in full until all principal of and interest on the Class A Notes of both Series have been paid in full.

            If the Notes have been declared due and payable following the occurrence of an Event of Default under Section 5.1 (a), (b) or (c), all amounts that would otherwise be payable to any person pursuant to clauses (7) and (9) through (15), inclusive, and if the Notes have been declared due and payable following the occurrence of any other Event of Default, all amounts that would otherwise be payable to any Person pursuant to clauses (9) through (15), inclusive, in each case, will be paid as principal to the Holders of the Class A Notes of that Series until paid in full and then to the Holders of the Class A Notes of the other Series until paid in full until all principal of and interest on the Class A Notes of both Series have been paid in full.

            If on any Distribution Date (i) (A) the Aggregate Loan Balance as of the related Accounting Date plus (B) the amount in the Reserve Account on such Distribution Date after giving effect to all deposits to and withdrawals therefrom on such Distribution Date minus (C) the aggregate Note Principal Balance of the Class A Notes of both Series on such Distribution Date after giving effect to all distributions with respect to the Class A Notes on such Distribution Date would be less than $4,049,227.28, and no Early Payout Event has occurred and is continuing and the Notes have not been accelerated, all amounts that would otherwise be payable pursuant to clauses (14) or (15) will be payable to the extent of such deficiency as principal to the Holders of all of the Class A Notes of both Series pro rata based on the outstanding principal balance thereof until paid in full.

            In the event that any amounts that otherwise would have been payable with respect to the Class B Notes of one Series are applied to pay amounts on or related to the Notes of the other Series as a result of the provisions of clauses (9) or (10), or after an Event of Default or Early Payout Event as described above, no amounts will be payable on the Class B Notes of the other Series until an equal amount that otherwise would have been payable to the Class B Notes of the other Series have been applied to the Class B Notes of the Series in question or the Class B Notes of the Series in question have been paid in full.

            If on any Distribution Date after giving effect to all of the deposits, withdrawals, payments and distributions to be made on such date pursuant to clauses (1) through (15) above, the amount on deposit in the Reserve Account would equal or exceed the amount necessary to pay the Notes in full, the Indenture Trustee shall withdraw available funds from the Reserve Account to the extent available and necessary to pay the Notes in full and shall apply those funds to make such payments.

      SECTION 8.3 General Provisions Regarding Accounts.

            Subject to Section 6.1(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Designated Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.


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            If (i) the Servicer shall have failed to give investment directions for any funds on deposit in the Designated Accounts to the Indenture Trustee by 11:00 a.m., New York City time (or such other time as may be agreed by the Servicer and the Indenture Trustee) on any Business Day; or (ii) an Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2(a), or, if such Notes shall have been declared due and payable following an Event of Default, but amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.5 as if there had not been such a declaration; then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Designated Accounts in one or more Eligible Investments selected by the Indenture Trustee.

      SECTION 8.4 Release of Trust Estate.

            Subject to the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee (i) if the Insurer is the Controlling Party (A) at the direction of the Insurer, shall or (B) with the consent of the Insurer, may or (ii) if the Insurer is not the Controlling Party, may and when required by the provisions of this Indenture shall, execute instruments to release property in the Trust Estate from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, solely in accordance with the express provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

            The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due to the Insurer under the Indenture, the Insurance Agreement and the Ambac Policy, and to the Indenture Trustee pursuant to Section
6.7 have been paid, and the Ambac Policy has been canceled, notify the Issuer and the Insurer thereof in writing and upon receipt of an Issuer Request, release any remaining portion of the Trust Estate that secured the Notes and the Insurer from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Note Distribution Account. The Indenture Trustee shall (i) release any remaining portion of the Trust Estate that secured the Certificates from the lien of this Indenture and
(ii) deposit in the Certificate Distribution Account any funds then on deposit in the Reserve Account or the Collection Account only at such time as (y) there are no Notes Outstanding and (z) all sums due to (i) the Insurer under the Indenture and the Ambac Policy and (ii) the Indenture Trustee pursuant to
Section 6.7 have been paid.

      SECTION 8.5 Opinion of Counsel. The Indenture Trustee and the Insurer shall receive at least seven days' notice when the Indenture Trustee is requested by the Issuer to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee and, if the Insurer is the Controlling


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

Party, the Insurer, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action shall not materially and adversely impair the security for the Notes or the rights of the Insurer or the Noteholders in contravention of the provisions of this Indenture or any of the Basic Documents; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

      SECTION 8.6 Additional Payments to Indenture Trustee and Insurer. The Issuer shall pay to the Indenture Trustee and the Insurer, solely from funds when, if and to the extent available for such purpose pursuant to Section 8.2, any amounts payable to such Person pursuant to Section 7.01 of the Pooling and Servicing Agreement and not so paid within 45 days of the date required.

                                   ARTICLE IX
                                   AMENDMENTS

      SECTION 9.1 Amendments Without Consent of Noteholders.

            Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies and, if the Insurer is the Controlling Party, the prior written consent of the Insurer, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may amend the Indenture, in form satisfactory to the Indenture Trustee, for any of the following purposes:

      (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject additional property to the lien of this Indenture;

      (ii) to evidence the succession, in compliance with Section 3.10 and the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained herein and in the Notes;

      (iii) to add to the covenants of the Issuer for the benefit of the Securityholders, or to surrender any right or power herein conferred upon the Issuer;


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

      (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

      (v) to cure any ambiguity or to correct or supplement any provision herein or in any amendment which may be inconsistent with any other provision herein, in any amendment or in any other Basic Document;

      (vi) to evidence and provide for the acceptance of the appointment in compliance with Article VI by a successor or additional Indenture Trustee with respect to the Notes or any class thereof and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

      (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted to the extent required by the TIA or such statute and to add to this Indenture such other provisions as may be expressly required by the TIA or such act, and the Indenture Trustee is hereby authorized to join in the execution of any such amendment and to make any further appropriate agreements and stipulations that may be therein contained.

            The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Noteholders but with satisfaction of the Rating Agency Condition and, if the Insurer is the Controlling Party, the prior written consent of the Insurer, at any time and from time to time enter into one or more amendments or supplements hereto or may waive any of the provisions hereof for the purpose of adding any provisions to, changing in any manner, or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Noteholders or the Insurer under this Indenture; provided, however, that any such action shall not, as evidenced by an Officer's Certificate from the Servicer, have the effect described in the proviso to Section 9.2(a).


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

      SECTION 9.2 Amendments With Consent of Noteholders; Waivers.

            The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies (with a copy to the Initial Purchaser) and with the prior written consent of the Controlling Party, by Act of the Controlling Party delivered to the Issuer and the Indenture Trustee, amend the Indenture or waive any of the provisions thereof for the purpose of adding any provisions to, changing in any manner, or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that without limiting any rights the Insurer, if the Insurer is the Controlling Party, may have with respect thereto, no such amendment shall, without the consent of the Holder of each Outstanding Note affected thereby:

      (i) change the due date of any instalment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate applicable thereto (including by any amendment which affects the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date) or the Redemption Price with respect thereto, change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

      (ii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for (a) any such amendment, (b) any waiver of compliance with certain provisions of this Indenture, certain defaults hereunder and their consequences as provided for in this Indenture or (c) any action described in Sections 2.12, 3.7(e), 5.2, 5.6, 5.12(a), 6.8, or 6.16;

      (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

      (iv) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to Section 5.4 if the proceeds of such sale would be insufficient to pay the principal amount of and accrued but unpaid interest (excluding any Carryover Amount) on the Outstanding Notes;


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

      (v) modify any provision of this Section 9.2 to decrease the required minimum percentage necessary to approve any amendments to any provisions of this Indenture or any of the Basic Documents; or

      (vi) permit the creation of any Lien ranking prior to or on a parity with the lien of this Indenture with respect to any material part of the Trust Estate or, except as otherwise permitted or contemplated herein or in any other Basic Document, terminate the lien of this Indenture on any material property at any time subject to the lien of this Indenture or deprive the Holder of any Note of any material portion of the security afforded by the lien of this Indenture to the extent such noteholder consent is required under this Indenture.

            The Indenture Trustee may in its discretion determine whether or not any Notes would be affected (such that the consent of each Noteholder would be required) by any amendment proposed pursuant to this Section 9.2 and any such determination shall be conclusive and binding upon all of the Noteholders, whether authenticated and delivered thereunder before or after the date upon which such amendment becomes effective. The Indenture Trustee shall not be liable for any such determination made in good faith.

            It shall be sufficient if an Act of the Controlling Party, if the Insurer is not the Controlling Party, approves the substance, but not the form, of any proposed amendment.

            Promptly after the execution by the Issuer and the Indenture Trustee of any amendment or waiver in accordance with this Section 9.2, the Indenture Trustee shall mail to the Insurer and the Noteholders to which such amendment relates (with a copy to the Initial Purchaser) a notice setting forth in general terms the substance of such amendment. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

            The Controlling Party may, by one or more instruments in writing to the Indenture Trustee, waive any Event of Default hereunder and its consequences, except a continuing Event of Default:

      (i) in respect of the payment of the principal or of interest on any Note (which may only be waived by the Holder of such Note), or

      (ii) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Note outstanding affected (which only may be waived by the Holders of all Notes outstanding affected).


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Upon any such waiver, such Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

      SECTION 9.3 Execution of Amendments or Waivers. In executing, or permitting the additional trusts created by, any amendment or waiver permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee and the Insurer shall be entitled to receive, and subject to Sections 6.1 and 6.2 (with respect to the Indenture Trustee), shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Indenture and that all conditions precedent to such execution have been satisfied. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

      SECTION 9.4 Effect of Amendments or Waivers. Upon the execution of any amendment or waiver pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer, the Insurer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications, waivers and amendments, and all the terms and conditions of any such amendment shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      SECTION 9.5 [Reserved.]

      SECTION 9.6 Reference in Notes to Amendments and Waivers. Notes authenticated and delivered after the execution of any amendment pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such amendment may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes of the same class.


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                                    ARTICLE X
                              REDEMPTION OF NOTES

      SECTION 10.1 Redemption.

            The Notes are subject to redemption by the Issuer at the direction of the Servicer in whole, but not in part, on any Distribution Date upon the exercise by the Servicer of its option to purchase the Loans pursuant to Section
9.01 of the Pooling and Servicing Agreement. The purchase price for the Notes to be redeemed shall be equal to the applicable Redemption Price. The Issuer shall furnish the Insurer and the Rating Agencies notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.1(a), the Issuer shall furnish notice thereof to the Indenture Trustee not later than 30 days prior to the Redemption Date and the Issuer shall deposit into the Note Distribution Account, before the Redemption Date, the aggregate Redemption Price of the Notes to be redeemed and all other amounts required to be paid pursuant to Section
9.01 of the Pooling and Servicing Agreement, whereupon all such Notes shall be due and payable on the Redemption Date.

            [Reserved.]

            Within sixty days after the redemption in full pursuant to this
Section 10.1 of any class of Notes, the Indenture Trustee shall provide each of the Rating Agencies and the Insurer with written notice stating that all of such Notes have been redeemed.

      SECTION 10.2 Form of Redemption Notice.

            Notice of redemption of the Notes under Section 10.1(a) shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than ten days prior to the applicable Redemption Date to each Holder of the Notes of record, respectively, at such Noteholder's address appearing in the Note Register, with a copy to the Insurer.

            All notices of redemption shall state:

      (i)   the Redemption Date;

      (ii)  the Redemption Price;

      (iii) the place where Notes are to be surrendered for payment of the Redemption Price (which shall be the Agency Office of the Indenture Trustee to be maintained as provided in Section 3.2); and

      (iv)  CUSIP numbers.


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

            Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note to be redeemed shall not impair or affect the validity of the redemption of any other Note to be redeemed.

            [Reserved.]

      SECTION 10.3 Notes Payable on Redemption Date.

            The Notes to be redeemed shall, following notice of redemption as required by Section 10.2, on the Redemption Date cease to be Outstanding for purposes of this Indenture and shall thereafter represent only the right to receive the applicable Redemption Price and (unless the Issuer shall default in the payment of such Redemption Price) no interest shall accrue on such Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating such Redemption Price.

                                   ARTICLE XI
                                 MISCELLANEOUS

      SECTION 11.1 Compliance Certificates and Opinions, etc.

(a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and the Insurer: (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and
      (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

      (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

      (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;


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

      (iii) a statement that, in the judgment of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

(b)   (i)   Other than with respect to the release of any property or
            securities pursuant to Section 3.21, 8.2 and 8.4 of the Indenture and Section 5.05 of the Pooling and Servicing Agreement, whenever any property or securities are to be released from the lien of this Indenture, prior to the deposit with the Indenture Trustee of any of the Trust Estate or other property or securities that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 60 days of such deposit) to the Issuer of the Trust Estate or other property or securities to be so deposited.

      (ii) Whenever the Issuer is required to furnish to the Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
            (b)(i) above, the Issuer shall also deliver to the Indenture Trustee and the Insurer an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made on the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (b)(ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

      (iii) Other than with respect to the release of any property or securities pursuant to Section 3.21, 8.2 and 8.4 of the Indenture and Section
            5.05 of the Pooling and Servicing Agreement, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 60 days of such release) of the property or securities proposed to be released and stating that in the opinion of such Person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.


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

      (iv) Whenever the Issuer is required to furnish to the Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of any signatory thereof as to the matters described in clause (b)(iii) above, the Issuer shall also furnish to the Indenture Trustee and the Insurer an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than pursuant to Section 3.21, 8.2 and
            8.4 of the Indenture and Section 5.05 of the Pooling and Servicing Agreement, released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (b)(iii) above and this clause
            (b)(iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

      (v)   Notwithstanding Section 2.9 and 8.4 or any other provision of this
            Section 11.1, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Loans as and to the extent expressly permitted or required by the Basic Documents and (B) make cash payments out of the Designated Accounts and the Certificate Distribution Account as and to the extent expressly permitted or required by the Basic Documents.

      SECTION 11.2 Form of Documents Delivered to Indenture Trustee.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, ALER, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, ALER, the Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.


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

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee or the Insurer, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's or the Insurer's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

      SECTION 11.3 Acts of Noteholders and the Insurer.

            Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by the Controlling Party, the Insurer, Noteholders or a class of Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Person or Persons signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 11.3.

            The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

            The ownership of Notes shall be proved by the Note Register.

            Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.


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

      SECTION 11.4 Notices, etc., to Indenture Trustee, Issuer, the Insurer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or the Controlling Party or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with the Indenture Trustee, the Issuer, the Insurer, the Initial Purchaser or the Rating Agencies under this Indenture shall be made upon, given or furnished to or filed with such party as specified in Appendix B to the Pooling and Servicing Agreement.

      SECTION 11.5 Notices to Noteholders; Waiver.

            Where this Indenture provides for notice to Noteholders or the Insurer of any condition or event, such notice shall be given as specified in Appendix B to the Pooling and Servicing Agreement.

            Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders or the Insurer shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

            In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event of Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

            Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

      SECTION 11.6 Alternate Payment and Notice Provisions.

            Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.


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      SECTION 11.7 [Reserved.]

      SECTION 11.8 Effect of Headings and Table of Contents.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 11.9 Successors and Assigns.

            All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not.

            All covenants and agreements of the Indenture Trustee in this Indenture shall bind its successors and assigns, whether so expressed or not.

      SECTION 11.10 Separability.

            In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 11.11 Benefits of Indenture.

            The Insurer and its successors and assigns shall be a third party beneficiary to the provisions of this Indenture, as it may be supplemented or amended, and shall be entitled to rely upon and directly to enforce such provisions of the Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Noteholders, the Note Owners and the Insurer and (only to the extent expressly provided herein) the Certificateholders, any other party secured hereunder and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      SECTION 11.12 Legal Holidays.

            If the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

      SECTION 11.13 Governing Law.


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            All questions concerning the construction, validity and
interpretation of this Indenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

      SECTION 11.14 Counterparts.

            This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      SECTION 11.15 Recording of Indenture.

            If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee and, if the Insurer is the Controlling Party, the Insurer) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

      SECTION 11.16 No Recourse. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against:

      (i) the Indenture Trustee or the Owner Trustee in its individual capacity;

      (ii)  any owner of a beneficial interest in the Issuer; or

      (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities (or any of their successors or assigns), except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay


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            any instalment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

      SECTION 11.17 No Petition.

            The Indenture Trustee, by entering into this Indenture, each Noteholder and Note Owner, by accepting a Note (or interest therein) issued hereunder, and the Insurer, by issuing the Ambac Policy and accepting the benefits herein provided to it, hereby covenant and agree that they shall not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Issuer pursuant to Section 4.1, acquiesce, petition or otherwise invoke or cause ALER or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against ALER or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of ALER or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of ALER or the Issuer.

      SECTION 11.18 Inspection.

            The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee and, if the Issuer is the Controlling Party, the Insurer, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder or as otherwise required in connection with the enforcement or administration of the transactions under the Basic Documents.

      SECTION 11.19 Assignment.

            Notwithstanding anything to the contrary contained herein, this Indenture may not be assigned by the Issuer without the prior written consent of the Insurer, if the Insurer is the Controlling Party. The Issuer shall provide written notice of such assignment to the Rating Agencies and the Insurer (with a copy to the Initial Purchaser).


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      SECTION 11.20 Survival of Agreement.

            All covenants, agreements, representations and warranties made herein and in the other documents delivered pursuant hereto shall survive the pledge of the Trust Estate and the issuance of the Notes and except as provided in Section 4.1, shall continue in full force and effect until payment in full of the Notes and all amounts owing to the Indenture Trustee and the Insurer hereunder and under the Basic Documents, as applicable.


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            IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2000-A,

By: WILMINGTON TRUST,
not in its individual
capacity but solely as
Owner Trustee

By: __________________________
Name:
Title:


THE BANK OF NEW YORK,
as Indenture Trustee

By: __________________________
Name:
Title: